UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-902-1000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2016

Item 1.	Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 87.8%
Australia – 1.3%
41,300	Ainsworth Game Technology Ltd. (Hotels, Restaurants & Leisure)	$ 65,455
52,100	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	382,860
124,000	Asaleo Care Ltd. (Personal Products)	137,862
27,648	Bellamy’s Australia Ltd. (Food Products)	272,033
112,373	BlueScope Steel Ltd. (Metals & Mining)	375,995
17,931	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	479,520
36,380	CSL Ltd. (Biotechnology)	2,709,912
2,300	Flight Centre Travel Group Ltd. (Hotels, Restaurants & Leisure)	64,276
191,393	Nine Entertainment Co. Holdings Ltd. (Media)	226,684
97,756	Northern Star Resources Ltd. (Metals & Mining)	206,113
213,524	Orora Ltd. (Containers & Packaging)	333,417
48,800	Pact Group Holdings Ltd. (Containers & Packaging)	173,686
31,905	Select Harvests Ltd. (Food Products)	121,590
124,900	Spotless Group Holdings Ltd. (Commercial Services & Supplies)	93,312
130,843	St. Barbara Ltd.* (Metals & Mining)	136,862
173,472	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	669,590
88,178	Treasury Wine Estates Ltd. (Beverages)	573,908
144,362	Westfield Corp. (Real Estate Investment Trusts)	1,027,656

		8,050,731

Austria* – 0.1%
14,758	BUWOG AG (Real Estate Management & Development)	303,363
6,654	Conwert Immobilien Invest SE (Real Estate Management & Development)	94,100

		397,463

Belgium – 0.2%
11,237	Euronav NV* (Oil, Gas & Consumable Fuels)	135,406
10,492	KBC Groep NV (Commercial Banks)	601,263
6,000	Ontex Group NV (Personal Products)	222,358

		959,027

Brazil – 0.5%
114,551	Ambev SA ADR (Beverages)	534,953
9,800	Banco Bradesco SA ADR (Commercial Banks)	44,786
5,800	Banco do Brasil SA (Commercial Banks)	20,222
8,500	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financial Services)	21,944
3,400	BRF SA (Food Products)	41,242
12,000	CCR SA (Transportation Infrastructure)	38,494
6,100	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Water Utilities)	32,391
5,900	Cia Hering (Specialty Retail)	19,127
80,200	Cielo SA (IT Services)	682,266
9,700	CPFL Energia SA* (Electric Utilities)	39,422
7,800	EDP - Energias do Brasil SA (Electric Utilities)	23,703
14,615	Embraer SA ADR (Aerospace & Defense)	420,620
3,000	Equatorial Energia SA (Electric Utilities)	27,183
6,700	Estacio Participacoes SA (Diversified Consumer Services)	19,659

Shares	Description	Value
Common Stocks – (continued)
Brazil – (continued)
2,000	Fibria Celulose SA ADR (Paper & Forest Products)	$ 22,100
7,900	JBS SA (Food Products)	21,402
17,700	JSL SA (Road & Rail)	30,606
6,000	Klabin SA (Containers & Packaging)	31,540
17,700	Kroton Educacional SA (Diversified Consumer Services)	37,755
3,900	Localiza Rent a Car SA (Road & Rail)	21,419
8,100	Lojas Renner SA (Multiline Retail)	36,005
11,200	MRV Engenharia e Participacoes SA (Household Durables)	25,699
12,100	Odontoprev SA (Health Care Providers & Services)	30,572
25,092	Petroleo Brasileiro SA ADR* (Oil, Gas & Consumable Fuels)	87,069
8,800	Qualicorp SA (Health Care Providers & Services)	29,756
2,600	Raia Drogasil SA (Food & Staples Retailing)	27,013
15,200	Telefonica Brasil SA ADR (Diversified Telecommunication Services)	132,544
5,800	Tim Participacoes SA ADR (Wireless Telecommunication Services)	45,878
3,400	TOTVS SA (Software)	27,585
3,300	Tractebel Energia SA (Independent Power Producers & Energy Traders)	28,010
22,500	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	335,097
2,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial Services & Supplies)	23,958
9,700	WEG SA (Machinery)	37,533

		2,997,553

British Virgin Islands* – 0.0%
4,600	Lenta Ltd. (Food & Staples Retailing)	27,200
500	Luxoft Holding, Inc. (IT Services)	37,540
2,550	Mail.Ru Group Ltd. GDR (Internet Software & Services)	55,080

		119,820

Cambodia – 0.0%
228,000	NagaCorp Ltd. (Hotels, Restaurants & Leisure)	139,236

Canada – 2.3%
41,200	Air Canada* (Airlines)	230,866
44,200	Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	362,838
12,900	Allied Properties Real Estate Investment Trust (Real Estate Investment Trusts)	306,639
18,100	ATS Automation Tooling Systems, Inc.* (Machinery)	137,472
18,400	Baytex Energy Corp. (Oil, Gas & Consumable Fuels)	38,878
34,326	Canadian Pacific Railway Ltd. (Road & Rail)	4,109,852
99,400	Capstone Mining Corp.* (Metals & Mining)	25,189
3,860	CCL Industries, Inc. Class B (Containers & Packaging)	544,186
8,400	Cogeco Communications, Inc. (Media)	379,256
6,500	Constellation Software, Inc. (Software)	2,366,336
21,300	Detour Gold Corp.* (Metals & Mining)	259,085

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
6,800	Dollarama, Inc. (Multiline Retail)	$ 364,877
26,535	Element Financial Corp. (Diversified Financial Services)	279,764
15,500	Enbridge Income Fund Holdings, Inc. (Oil, Gas & Consumable Fuels)	323,852
88,553	Entertainment One Ltd. (Media)	189,743
23,500	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	720,483
5,200	Kinaxis, Inc.* (Software)	174,533
18,000	New Flyer Industries, Inc. (Machinery)	342,808
102,500	OceanaGold Corp. (Metals & Mining)	211,453
31,200	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	205,565
47,600	Raging River Exploration, Inc.* (Oil, Gas & Consumable Fuels)	304,104
19,695	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	450,622
20,600	Smart Real Estate Investment Trust (Real Estate Investment Trusts)	455,262
122,000	Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	192,462
27,400	TORC Oil & Gas Ltd. (Oil, Gas & Consumable Fuels)	106,009
89,900	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	491,565
16,700	WSP Global, Inc. (Construction & Engineering)	479,936

		14,053,635

Chile – 0.1%
39,200	Aguas Andinas SA Class A (Water Utilities)	19,659
3,500	AntarChile SA (Industrial Conglomerates)	31,407
412,500	Banco de Chile (Commercial Banks)	42,482
520	Banco de Credito e Inversiones (Commercial Banks)	20,120
650,000	Banco Santander Chile (Commercial Banks)	28,190
25,900	Banmedica SA (Health Care Providers & Services)	35,850
20,860	Cencosud SA (Food & Staples Retailing)	42,273
2,500	Cia Cervecerias Unidas SA (Beverages)	27,094
83,230	Colbun SA (Independent Power Producers & Energy Traders)	21,054
2,470,000	Corpbanca SA (Commercial Banks)	18,714
1,100	Embotelladora Andina SA ADR Class B (Beverages)	18,513
27,172	Empresa Nacional de Electricidad SA (Independent Power Producers & Energy Traders)	35,412
7,000	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services)	67,424
32,300	Empresas CMPC SA (Paper & Forest Products)	73,288
12,577	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	109,484
3,200	Enersis SA ADR (Electric Utilities)	37,728
10,500	Latam Airlines Group SA* (Airlines)	53,822
12,000	Quinenco SA (Industrial Conglomerates)	21,362
17,220	SACI Falabella (Multiline Retail)	113,427

Shares	Description	Value
Common Stocks – (continued)
Chile – (continued)
2,320	Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	$ 37,654
31,800	SONDA SA (IT Services)	50,744
13,500	Vina Concha y Toro SA (Beverages)	21,397

		927,098

China – 2.6%
19,000	3SBio, Inc.*(a) (Biotechnology)	23,034
7,381	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	494,748
92,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	27,960
11,000	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	21,597
15,360	Baidu, Inc. ADR* (Internet Software & Services)	2,507,827
71,000	Bank of China Ltd. Class H (Commercial Banks)	27,801
37,000	Bank of Communications Co. Ltd. Class H (Commercial Banks)	22,621
39,500	BBMG Corp. Class H (Construction Materials)	22,197
452,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	435,797
5,000	Byd Co. Ltd. Class H* (Automobiles)	23,002
85,000	CGN Power Co. Ltd. Class H(a) (Independent Power Producers & Energy Traders)	25,207
26,000	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	23,225
12,000	China Conch Venture Holdings Ltd. (Machinery)	19,409
606,000	China Construction Bank Corp. Class H (Commercial Banks)	369,960
49,000	China Hongqiao Group Ltd. (Metals & Mining)	26,849
67,000	China Huishan Dairy Holdings Co. Ltd. (Food Products)	25,296
8,000	China Life Insurance Co. Ltd. Class H (Insurance)	19,396
34,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power Producers & Energy Traders)	20,315
19,000	China Medical System Holdings Ltd. (Pharmaceuticals)	22,336
54,000	China National Building Material Co. Ltd. Class H (Construction Materials)	22,521
8,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	23,373
140,000	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	494,011
128,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	72,312
34,000	China Railway Group Ltd. Class H (Construction & Engineering)	24,552
20,000	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	30,198
56,000	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	26,339
311,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	606,034
23,000	CRRC Corp. Ltd. Class H (Machinery)	21,495

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
86,613	Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)	$ 3,696,643
18,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	21,428
21,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	16,214
44,500	Hengan International Group Co. Ltd. (Personal Products)	398,627
34,000	Huaneng Power International Inc. Class H (Independent Power Producers & Energy Traders)	27,974
90,000	Huaneng Renewables Corp. Ltd. Class H (Independent Power Producers & Energy Traders)	19,567
678,000	Industrial and Commercial Bank of China Ltd. Class H (Commercial Banks)	352,859
2,100	JD.com, Inc. ADR* (Internet & Catalog Retail)	54,663
23,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	23,334
26,000	Luye Pharma Group Ltd.* (Pharmaceuticals)	21,524
900	Mindray Medical International Ltd. ADR (Health Care Equipment & Supplies)	24,300
155	NetEase, Inc. ADR (Internet Software & Services)	24,202
800	New Oriental Education & Technology Group, Inc. ADR (Diversified Consumer Services)	25,128
106,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	65,666
190,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	860,823
164,400	Sands China Ltd. (Hotels, Restaurants & Leisure)	574,207
36,000	Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health Care Equipment & Supplies)	23,213
12,400	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Providers & Services)	24,022
72,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H* (Chemicals)	29,195
11,200	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	39,784
241,300	Tencent Holdings Ltd. (Internet Software & Services)	4,533,228
6,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	21,425
1,500	Vipshop Holdings Ltd. ADR* (Internet & Catalog Retail)	19,260
52,000	Want Want China Holdings Ltd. (Food Products)	34,161
4,000	Zhuzhou CSR Times Electric Co. Ltd. Class H (Electrical Equipment)	20,639
102,000	Zijin Mining Group Co. Ltd. Class H (Metals & Mining)	23,196

		16,454,694

Colombia – 0.1%
6,452	Almacenes Exito SA (Food & Staples Retailing)	26,811
3,315	Bancolombia SA (Commercial Banks)	22,824
1,300	Bancolombia SA ADR (Commercial Banks)	38,350

Shares	Description	Value
Common Stocks – (continued)
Colombia – (continued)
7,954	Cementos Argos SA (Construction Materials)	$ 23,747
1,807	Corp. Financiera Colombiana SA (Diversified Financial Services)	20,534
8,800	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	56,672
48,898	Empresa de Energia de Bogota SA ESP (Gas Utilities)	24,728
147,944	Empresa de Telecomunicaciones de Bogota (Diversified Telecommunication Services)	24,563
5,718	Grupo Argos SA (Construction Materials)	29,091
2,765	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	30,156
7,413	Grupo Nutresa SA (Food Products)	53,161
11,857	Interconexion Electrica SA ESP (Electric Utilities)	26,586
25,547	Isagen SA ESP (Electric Utilities)	30,586

		407,809

Czech Republic – 0.0%
4,873	CEZ AS (Electric Utilities)	81,040
453	Komercni banka AS (Commercial Banks)	95,262

		176,302

Denmark – 2.3%
2,500	ALK-Abello A/S (Pharmaceuticals)	345,889
49,893	Chr Hansen Holding A/S (Chemicals)	3,054,803
36,945	Coloplast A/S Class B (Health Care Equipment & Supplies)	3,033,122
4,896	Genmab A/S* (Biotechnology)	614,824
66,435	Novo Nordisk A/S ADR (Pharmaceuticals)	3,711,723
57,205	Novozymes A/S (Chemicals)	2,387,690
11,350	Royal Unibrew A/S (Beverages)	475,889
14,988	Sydbank A/S (Commercial Banks)	437,646

		14,061,586

Finland – 0.1%
16,400	Cramo OYJ (Trading Companies & Distributors)	315,422
33,269	Metsa Board OYJ (Paper & Forest Products)	222,484
42,877	Sponda OYJ (Real Estate Management & Development)	175,377

		713,283

France – 3.4%
5,900	Alten SA (IT Services)	332,098
58,900	Altran Technologies SA (IT Services)	743,820
29,460	BNP Paribas SA (Commercial Banks)	1,395,574
3,492	Eiffage SA (Construction & Engineering)	239,819
24,900	Elior(a) (Commercial Services & Supplies)	500,288
136,598	Engie SA (Multi-Utilities)	2,179,499
2,078	Eurofins Scientific SE (Life Sciences Tools & Services)	681,717
17,500	Havas SA (Media)	139,443
7,083	Ipsen SA (Pharmaceuticals)	408,261
4,800	IPSOS (Media)	98,433
35,646	Legrand SA (Electrical Equipment)	1,963,401
13,695	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,202,792
9,700	Nexity SA (Real Estate Management & Development)	439,023
7,491	Orpea (Health Care Providers & Services)	592,981

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
11,854	Plastic Omnium SA (Auto Components)	$ 387,054
8,078	Rubis SCA (Gas Utilities)	604,370
3,000	Saft Groupe SA (Electrical Equipment)	78,417
22,199	Sanofi (Pharmaceuticals)	1,846,084
33,585	Schneider Electric SE (Electrical Equipment)	1,791,953
5,600	Sopra Steria Group (IT Services)	607,034
16,287	Technip SA (Energy Equipment & Services)	758,885
8,796	Teleperformance (Professional Services)	732,841
59,608	TOTAL SA (Oil, Gas & Consumable Fuels)	2,647,841

		21,371,628

Germany – 2.2%
13,679	Aareal Bank AG (Thrifts & Mortgage Finance)	374,336
18,728	ADVA Optical Networking SE* (Communications Equipment)	176,812
1,679	AURELIUS SE & Co. KGaA (Capital Markets)	84,768
10,456	Bayer AG (Pharmaceuticals)	1,176,783
6,634	Duerr AG (Machinery)	449,218
14,571	Freenet AG (Wireless Telecommunication Services)	453,127
6,400	Gerresheimer AG (Life Sciences Tools & Services)	454,718
10,000	KION Group AG* (Machinery)	493,664
5,544	KUKA AG (Machinery)	426,228
7,078	LEG Immobilien AG* (Real Estate Management & Development)	574,537
11,961	Linde AG (Chemicals)	1,627,595
3,300	MorphoSys AG* (Life Sciences Tools & Services)	156,997
7,700	ProSiebenSat.1 Media SE (Media)	384,722
6,172	Rheinmetall AG (Industrial Conglomerates)	440,989
20,168	SAP SE (Software)	1,607,086
49,780	SAP SE ADR (Software)	3,972,444
14,153	Stroeer SE (Media)	832,896
5,257	Symrise AG (Chemicals)	340,912

		14,027,832

Greece – 0.1%
2,925	Aegean Airlines SA (Airlines)	23,697
2,500	Aegean Marine Petroleum Network, Inc. (Oil, Gas & Consumable Fuels)	17,800
8,434	Alpha Bank AE* (Commercial Banks)	17,105
2,300	Costamare, Inc. (Marine)	16,721
6,000	Diana Shipping, Inc.* (Marine)	15,000
2,588	Grivalia Properties REIC AE (Real Estate Investment Trusts)	19,905
4,471	Hellenic Exchanges - Athens Stock Exchange SA (Diversified Financial Services)	21,914
7,163	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	62,368
2,923	JUMBO SA* (Specialty Retail)	31,046
2,047	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	22,056
5,313	Mytilineos Holdings SA* (Metals & Mining)	18,487
6,090	OPAP SA (Hotels, Restaurants & Leisure)	45,144
16,027	Public Power Corp. SA (Electric Utilities)	61,019

Shares	Description	Value
Common Stocks – (continued)
Greece – (continued)
2,744	Titan Cement Co. SA (Construction Materials)	$ 52,913
3,100	Tsakos Energy Navigation Ltd. (Oil, Gas & Consumable Fuels)	18,042

		443,217

Hong Kong – 1.5%
4,500	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	22,468
40,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	19,960
37,000	Belle International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	24,929
18,000	China Everbright International Ltd. (Commercial Services & Supplies)	19,142
18,000	China Gas Holdings Ltd. (Gas Utilities)	22,996
20,000	China Mengniu Dairy Co. Ltd. (Food Products)	27,902
11,000	China Merchants Bank Co. Ltd. Class H (Commercial Banks)	21,383
329,264	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	908,809
252,000	China Mobile Ltd. (Wireless Telecommunication Services)	2,768,012
37,819	China Mobile Ltd. ADR (Wireless Telecommunication Services)	2,062,270
48,000	China Power International Development Ltd. (Independent Power Producers & Energy Traders)	21,438
14,000	China Resources Beer Holdings Company Ltd. (Food & Staples Retailing)	22,326
10,000	China Resources Gas Group Ltd. (Gas Utilities)	24,954
16,000	China Resources Power Holdings Co. Ltd. (Independent Power Producers & Energy Traders)	27,217
14,000	China State Construction International Holdings Ltd. (Construction & Engineering)	22,608
22,000	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	24,374
25,000	CITIC Ltd. (Industrial Conglomerates)	35,384
1,791,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	1,825,442
24,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	20,297
312,000	Dawnrays Pharmaceutical Holdings Ltd. (Pharmaceuticals)	212,017
1,030,000	Emperor Watch & Jewellery Ltd. (Specialty Retail)	20,889
24,000	Guangdong Investment Ltd. (Water Utilities)	30,707
394,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Diversified Telecommunication Services)	124,241
30,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	22,635
45,000	Lee & Man Paper Manufacturing Ltd. (Paper & Forest Products)	25,502
806,000	Lenovo Group Ltd. (Computers & Peripherals)	723,497
43,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	27,116
440,000	Shun Tak Holdings Ltd. (Industrial Conglomerates)	148,191

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
40,000	Sino Biopharmaceutical Ltd (Pharmaceuticals)	$ 27,563
34,500	Sun Art Retail Group Ltd. (Food & Staples Retailing)	19,463
18,000	Tingyi Cayman Islands Holding Corp. (Food Products)	20,565
55,000	WH Group Ltd.*(a) (Food Products)	31,494
81,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	310,106

		9,665,897

Hungary – 0.0%
19,135	Magyar Telekom Telecommunications PLC* (Diversified Telecommunication Services)	26,415
1,431	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	69,577
3,397	OTP Bank PLC (Commercial Banks)	72,264
3,745	Richter Gedeon Nyrt (Pharmaceuticals)	73,086

		241,342

India – 1.4%
7,018	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	22,127
8,672	Ambuja Cements Ltd. (Construction Materials)	25,146
19,130	Ashok Leyland Ltd. (Machinery)	25,426
2,469	Asian Paints Ltd. (Chemicals)	31,780
2,041	Aurobindo Pharma Ltd. (Pharmaceuticals)	25,249
4,143	Axis Bank Ltd. (Commercial Banks)	25,133
688	Bajaj Auto Ltd. (Automobiles)	23,855
10,089	Bharat Heavy Electricals Ltd. (Electrical Equipment)	20,776
20,816	Bharti Airtel Ltd (Wireless Telecommunication Services)	89,328
8,610	Bharti Infratel Ltd. (Wireless Telecommunication Services)	46,110
89	Bosch Ltd. (Auto Components)	23,021
2,623	Cipla Ltd. (Pharmaceuticals)	22,743
65,541	Cipla Ltd. GDR (Pharmaceuticals)	568,283
6,313	Coal India Ltd. (Oil, Gas & Consumable Fuels)	29,881
1,279	Container Corp. of India Ltd. (Road & Rail)	22,464
6,148	Dabur India Ltd. (Personal Products)	22,803
19,274	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	865,981
107	Eicher Motors Ltd. (Machinery)	26,228
5,337	GAIL India Ltd. (Gas Utilities)	29,120
1,947	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	22,285
1,279	Godrej Consumer Products Ltd. (Personal Products)	23,148
1,974	HCL Technologies Ltd. (IT Services)	25,324
50,767	HDFC Bank Ltd. ADR (Commercial Banks)	3,062,773
653	Hero MotoCorp Ltd. (Automobiles)	24,803
4,223	Hindustan Unilever Ltd. (Household Products)	51,020
3,977	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	69,618
24,630	ICICI Bank Ltd. ADR (Commercial Banks)	163,789

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
19,272	Idea Cellular Ltd. (Wireless Telecommunication Services)	$ 29,471
4,010	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	23,858
80,241	Infosys Ltd. ADR (IT Services)	1,437,116
11,356	ITC Ltd. (Tobacco)	53,847
1,652	JSW Steel Ltd. (Metals & Mining)	25,898
2,616	Kotak Mahindra Bank Ltd. (Commercial Banks)	26,494
1,691	Larsen & Toubro Ltd. (Construction & Engineering)	27,654
1,064	Lupin Ltd. (Pharmaceuticals)	26,948
1,313	Mahindra & Mahindra Ltd. (Automobiles)	23,985
491	Maruti Suzuki India Ltd. (Automobiles)	29,758
29,291	NTPC Ltd. (Independent Power Producers & Energy Traders)	61,803
8,997	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	30,216
25,365	Power Grid Corp. of India Ltd. (Electric Utilities)	55,461
6,875	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	105,448
3,486	Reliance Infrastructure Ltd. (Electric Utilities)	24,416
156	Shree Cement Ltd. (Construction Materials)	24,365
1,445	Siemens Ltd. (Industrial Conglomerates)	21,847
7,679	State Bank of India (Commercial Banks)	20,525
4,829	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	62,506
1,352	Tata Consultancy Services Ltd. (IT Services)	47,823
120,572	Tata Global Beverages Ltd. GDR (Food Products)	225,935
22,695	Tata Motors Ltd. ADR* (Automobiles)	566,921
27,338	Tata Power Co. Ltd. (Electric Utilities)	24,331
625	UltraTech Cement Ltd. (Construction Materials)	26,286
555	United Spirits Ltd.* (Beverages)	20,445
3,995	UPL Ltd. (Chemicals)	25,907
19,998	Vedanta Ltd. (Metals & Mining)	21,495
3,001	Wipro Ltd. (IT Services)	24,979
4,118	Zee Entertainment Enterprises Ltd. (Media)	25,631

		8,509,583

Indonesia – 0.5%
766,800	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	29,607
52,200	AKR Corporindo Tbk PT (Trading Companies & Distributors)	28,023
174,500	Astra International Tbk PT (Automobiles)	82,966
41,000	Bank Central Asia Tbk PT (Commercial Banks)	39,313
777,200	Bank Mandiri Persero Tbk PT (Commercial Banks)	548,860
357,000	Bank Negara Indonesia Persero Tbk PT (Commercial Banks)	128,729
830,100	Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	684,606
127,900	Charoen Pokphand Indonesia Tbk PT (Food Products)	31,502
7,100	Gudang Garam Tbk PT (Tobacco)	30,275

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Indonesia – (continued)
571,000	Hanson International Tbk PT* (Metals & Mining)	$ 27,868
28,600	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	41,380
72,000	Indofood Sukses Makmur Tbk PT (Food Products)	32,761
74,300	Jasa Marga Persero Tbk PT (Transportation Infrastructure)	31,271
835,600	Kalbe Farma Tbk PT (Pharmaceuticals)	81,703
28,700	Matahari Department Store Tbk PT (Multiline Retail)	33,693
157,500	Mitra Keluarga Karyasehat Tbk PT (Health Care Providers & Services)	25,017
94,500	Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	26,918
402,500	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	71,141
197,900	Semen Indonesia Persero Tbk PT (Construction Materials)	160,620
940,300	Sugih Energy Tbk PT* (Oil, Gas & Consumable Fuels)	25,472
75,800	Tambang Batubara Bukit Asam Persero Tbk PT (Oil, Gas & Consumable Fuels)	24,756
2,338,900	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	573,824
46,100	Tower Bersama Infrastructure Tbk PT* (Wireless Telecommunication Services)	21,287
15,100	Unilever Indonesia Tbk PT (Household Products)	40,506
34,400	United Tractors Tbk PT (Machinery)	43,965

		2,866,063

Ireland – 1.3%
8,310	DCC PLC (Industrial Conglomerates)	641,556
3,497	Global Indemnity PLC* (Insurance)	105,155
59,042	Greencore Group PLC (Food Products)	327,977
188,784	Hibernia REIT PLC (Real Estate Investment Trusts)	264,636
40,030	ICON PLC* (Life Sciences Tools & Services)	2,644,782
24,430	Kingspan Group PLC (Building Products)	629,085
15,730	Perrigo Co. PLC (Pharmaceuticals)	2,274,243
4,987	Ryanair Holdings PLC ADR (Airlines)	390,731
26,324	Smurfit Kappa Group PLC (Containers & Packaging)	571,143
42,894	UDG Healthcare PLC (Health Care Providers & Services)	320,636

		8,169,944

Israel* – 0.2%
6,610	Check Point Software Technologies Ltd. (Software)	520,934
222,688	Israel Discount Bank Class A (Commercial Banks)	366,252
11,961	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)	150,350

		1,037,536

Italy – 1.0%
56,160	Amplifon SpA (Health Care Providers & Services)	470,806
25,100	Azimut Holding SpA (Capital Markets)	528,519

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
5,700	Banca Generali SpA (Capital Markets)	$ 155,465
4,426	Banca IFIS SpA (Diversified Financial Services)	138,828
30,202	Banca Mediolanum SpA (Diversified Financial Services)	201,542
21,400	Banca Popolare dell’Emilia Romagna SC (Commercial Banks)	128,308
10,500	Banco Popolare SC* (Commercial Banks)	97,802
9,564	Brembo SpA (Auto Components)	392,407
38,130	Buzzi Unicem SpA (Construction Materials)	577,824
304,100	Credito Valtellinese SC* (Commercial Banks)	283,089
23,789	ERG SpA (Oil, Gas & Consumable Fuels)	298,484
324,628	Hera SpA (Multi-Utilities)	911,193
4,200	Industria Macchine Automatiche SpA (Machinery)	205,329
98,900	Infrastrutture Wireless Italiane SpA*(a) (Diversified Telecommunication Services)	499,490
170,972	Iren SpA (Multi-Utilities)	252,563
27,594	Moncler SpA (Textiles, Apparel & Luxury Goods)	409,122
26,500	RAI Way SpA(a) (Media)	123,901
21,432	Recordati SpA (Pharmaceuticals)	531,195
27,896	Societa Iniziative Autostradali e Servizi SpA (Transportation Infrastructure)	264,656

		6,470,523

Japan – 8.0%
13,000	Air Water, Inc. (Chemicals)	206,700
11,500	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	228,005
10,500	Asahi Holdings, Inc. (Metals & Mining)	152,755
18,500	Century Tokyo Leasing Corp. (Diversified Financial Services)	685,011
24,700	Daicel Corp. (Chemicals)	363,364
30,400	Daifuku Co. Ltd. (Machinery)	507,605
38,000	Daihen Corp. (Electrical Equipment)	200,317
7,800	Daiichikosho Co. Ltd. (Media)	314,428
55,400	DCM Holdings Co. Ltd. (Specialty Retail)	400,168
89,000	Denka Co. Ltd (Chemicals)	394,434
185,000	DIC Corp. (Chemicals)	476,726
14,000	Doutor Nichires Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	213,298
18,800	DTS Corp. (IT Services)	390,790
28,600	East Japan Railway Co. (Road & Rail)	2,628,850
112,000	Ebara Corp. (Machinery)	496,085
7,100	Ezaki Glico Co. Ltd. (Food Products)	388,082
8,100	Foster Electric Co. Ltd. (Household Durables)	175,206
85,000	Fujikura Ltd. (Electrical Equipment)	416,365
53,000	Fukuyama Transporting Co. Ltd. (Road & Rail)	261,006
10,700	GMO internet, Inc. (Internet Software & Services)	132,581
85,000	Gunze Ltd. (Textiles, Apparel & Luxury Goods)	239,099
19,300	Hakuhodo DY Holdings, Inc. (Media)	205,676
36,600	Haseko Corp. (Household Durables)	383,331
6,300	HIS Co. Ltd. (Hotels, Restaurants & Leisure)	186,996
19,000	Hitachi Kokusai Electric, Inc. (Communications Equipment)	228,769

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
432,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	$ 2,134,955
183	Hulic Reit, Inc. (Real Estate Investment Trusts)	266,320
90,100	Ichigo, Inc. (Capital Markets)	309,552
17,600	IT Holdings Corp. (IT Services)	388,378
6,300	Izumi Co. Ltd. (Multiline Retail)	244,965
41,300	Japan Airlines Co. Ltd. (Airlines)	1,550,126
568	Japan Hotel REIT Investment Corp. (Real Estate Investment Trusts)	431,358
67	Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	133,386
11,200	K’s Holdings Corp. (Specialty Retail)	381,482
6,400	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals)	422,735
18,100	Kanamoto Co. Ltd. (Trading Companies & Distributors)	442,907
39,000	Kandenko Co. Ltd. (Construction & Engineering)	237,682
13,600	Kansai Paint Co. Ltd. (Chemicals)	190,012
137,900	KDDI Corp. (Wireless Telecommunication Services)	3,491,987
4,400	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,076,296
24,900	Kinden Corp. (Construction & Engineering)	308,787
60,500	Leopalace21 Corp.* (Real Estate Management & Development)	335,085
64,000	Lion Corp. (Household Products)	594,891
85	MCUBS MidCity Investment Corp. (Real Estate Investment Trusts)	252,264
1,900	Meitec Corp. (Professional Services)	64,045
29,900	MISUMI Group, Inc. (Trading Companies & Distributors)	365,652
47,000	Nachi-Fujikoshi Corp. (Machinery)	180,411
17,400	Nexon Co. Ltd. (Software)	282,424
26,000	Nichias Corp. (Building Products)	159,361
15,800	Nichiha Corp. (Building Products)	228,520
6,300	Nifco, Inc. (Auto Components)	305,420
127,400	Nikon Corp. (Household Durables)	1,874,241
9,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	313,529
5,600	Nippon Shokubai Co. Ltd. (Chemicals)	366,038
8,500	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	220,780
13,000	Nissin Electric Co. Ltd. (Electrical Equipment)	117,200
16,400	NS Solutions Corp. (IT Services)	371,817
9,600	Obic Co. Ltd. (IT Services)	497,279
310	Orix JREIT, Inc. (Real Estate Investment Trusts)	432,180
40,000	Osaki Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	201,914
8,300	Pola Orbis Holdings, Inc. (Personal Products)	570,713
71,000	Sankyu, Inc. (Road & Rail)	349,679
7,700	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	533,981
13,800	SCSK Corp. (IT Services)	606,390
40,200	Seino Holdings Co. Ltd. (Road & Rail)	437,904
2,300	Shimamura Co. Ltd. (Specialty Retail)	257,280
9,400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	480,117
25,200	SKY Perfect JSAT Holdings, Inc. (Media)	142,990

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
32,100	Skylark Co. Ltd. (Hotels, Restaurants & Leisure)	$ 372,012
6,700	St Marc Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	180,076
41,100	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	1,378,848
8,900	Sundrug Co. Ltd. (Food & Staples Retailing)	589,617
27,500	Suruga Bank Ltd. (Commercial Banks)	499,277
56,100	Sysmex Corp. (Health Care Equipment & Supplies)	3,612,424
25,800	Taiyo Yuden Co. Ltd. (Electronic Equipment, Instruments & Components)	298,662
30,400	Temp Holdings Co. Ltd. (Professional Services)	449,775
67,000	The 77 Bank Ltd. (Commercial Banks)	311,005
56,000	The Gunma Bank Ltd. (Commercial Banks)	310,071
71,000	The Joyo Bank Ltd. (Commercial Banks)	288,344
16,800	Tokai Rika Co. Ltd. (Auto Components)	413,274
7,000	Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	218,743
5,200	Tosho Co. Ltd. (Hotels, Restaurants & Leisure)	151,848
16,400	Toyo Tire & Rubber Co. Ltd. (Auto Components)	350,867
29,900	Toyota Motor Corp. (Automobiles)	1,800,864
7,400	Trusco Nakayama Corp. (Trading Companies & Distributors)	263,586
14,400	TS Tech Co. Ltd. (Auto Components)	357,221
51,000	Tsubakimoto Chain Co. (Machinery)	362,368
6,700	Tsuruha Holdings, Inc. (Food & Staples Retailing)	555,998
77,600	Unicharm Corp. (Household Products)	1,514,743
18,300	Unipres Corp. (Auto Components)	385,794
19,900	Valor Holdings Co. Ltd. (Food & Staples Retailing)	430,834
18,100	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	163,268
8,700	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	272,662
21,700	Zojirushi Corp. (Household Durables)	310,827

		49,671,688

Luxembourg – 0.1%
23,113	Grand City Properties SA (Real Estate Management & Development)	478,864
854	Pegas Nonwovens SA (Textiles, Apparel & Luxury Goods)	24,023
98,813	Regus PLC (Commercial Services & Supplies)	417,712

		920,599

Malaysia – 0.3%
42,700	Astro Malaysia Holdings Bhd (Media)	28,749
26,100	Axiata Group Bhd (Wireless Telecommunication Services)	35,338
105,400	Bumi Armada Bhd* (Energy Equipment & Services)	26,565
244,500	CIMB Group Holdings Bhd (Commercial Banks)	245,320
26,200	DiGi.Com Bhd (Wireless Telecommunication Services)	30,839
134,600	Genting Bhd (Hotels, Restaurants & Leisure)	255,830

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Malaysia – (continued)
33,100	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	$ 35,727
17,900	Globetronics Technology Bhd (Semiconductors & Semiconductor Equipment)	23,598
16,600	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	21,574
33,300	IHH Healthcare Bhd (Health Care Providers & Services)	52,652
33,300	IJM Corp. Bhd (Construction & Engineering)	27,731
32,600	IOI Corp. Bhd (Food Products)	38,205
6,300	Kuala Lumpur Kepong Bhd (Food Products)	36,343
12,200	Lafarge Malaysia Bhd (Construction Materials)	27,013
110,800	Malayan Banking Bhd (Commercial Banks)	229,482
13,800	MISC Bhd (Marine)	29,220
75,600	My EG Services Bhd (IT Services)	41,782
42,800	Petronas Chemicals Group Bhd (Chemicals)	74,302
7,000	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	43,028
4,100	Petronas Gas Bhd (Gas Utilities)	22,689
8,100	PPB Group Bhd (Food Products)	32,442
7,800	Public Bank Bhd (Commercial Banks)	34,613
65,500	SapuraKencana Petroleum Bhd (Energy Equipment & Services)	29,996
22,000	Sime Darby Bhd (Industrial Conglomerates)	42,770
17,100	Telekom Malaysia Bhd (Diversified Telecommunication Services)	26,843
17,300	Tenaga Nasional Berhad (Electric Utilities)	56,755
15,800	Top Glove, Corp. Bhd (Health Care Equipment & Supplies)	20,668
61,500	YTL Corp. Bhd (Multi-Utilities)	23,156

		1,593,230

Mexico – 1.0%
53,200	Alfa SAB de CV Class A (Industrial Conglomerates)	98,904
7,900	Alsea SAB de CV (Hotels, Restaurants & Leisure)	27,963
35,508	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	502,083
19,400	Cemex SA de CV ADR* (Construction Materials)	87,882
752,300	Cemex SAB de CV* (Construction Materials)	340,112
400	Coca-Cola Femsa SAB de CV ADR (Beverages)	28,056
11,900	Concentradora Fibra Danhos SA de CV Class S (Real Estate Investment Trusts)	22,117
2,700	El Puerto de Liverpool SAB de CV Series C1 (Multiline Retail)	32,208
21,000	Fibra Uno Administracion SA de CV (Real Estate Investment Trusts)	42,098
1,200	Fomento Economico Mexicano SA de CV ADR (Beverages)	113,784
34,200	Fomento Economico Mexicano SAB de CV (Beverages)	323,960
37,600	Genomma Lab Internacional SAB de CV Class B* (Pharmaceuticals)	25,291
13,200	Gentera SAB de CV (Consumer Finance)	23,609

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
1,800	Gruma SAB de CV Class B (Food Products)	$ 27,271
6,000	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	50,394
3,645	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	49,829
124,500	Grupo Bimbo SAB de CV Series A* (Food Products)	347,737
7,900	Grupo Carso SAB de CV Series A1 (Industrial Conglomerates)	31,756
1,195	Grupo Elektra SAB DE CV (Commercial Banks)	22,468
21,100	Grupo Financiero Banorte SA de CV Class O (Commercial Banks)	110,085
19,600	Grupo Financiero Inbursa SAB de CV Class O (Commercial Banks)	31,489
195,900	Grupo Financiero Santander Mexico SAB de CV Class B (Commercial Banks)	301,555
60,400	Grupo Mexico SAB de CV Series B (Metals & Mining)	117,119
26,174	Grupo Televisa SAB ADR (Media)	693,088
2,330	Industrias Penoles SAB de CV (Metals & Mining)	22,094
8,500	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	33,268
10,600	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	25,340
6,700	Megacable Holdings SAB de CV (Media)	24,561
17,700	Mexichem SAB de CV (Chemicals)	36,517
33,600	Nemak SAB de CV(a) (Auto Components)	42,718
4,000	Promotora y Operadora de Infraestructura SAB de CV (Construction & Engineering)	45,708
900,934	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,264,039

		5,945,103

Monaco – 0.0%
29,500	Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	179,950

Netherlands – 2.3%
24,635	Aalberts Industries NV (Machinery)	778,093
52,031	Akzo Nobel NV (Chemicals)	3,337,630
25,025	Core Laboratories NV (Energy Equipment & Services)	2,462,460
6,375	Euronext NV(a) (Diversified Financial Services)	309,037
178,302	PostNL NV* (Air Freight & Logistics)	648,856
186,351	RELX NV (Media)	3,109,538
58,485	Sensata Technologies Holding NV* (Electrical Equipment)	2,146,399
7,892	Steinhoff International Holdings NV (Household Durables)	37,907
17,647	Wright Medical Group NV* (Health Care Equipment & Supplies)	352,057
1,960	X5 Retail Group NV GDR* (Food & Staples Retailing)	36,260
101,845	Yandex NV Class A* (Internet Software & Services)	1,366,760

		14,584,997

New Zealand – 0.2%
167,339	Air New Zealand Ltd. (Airlines)	321,031
88,702	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	498,641

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
New Zealand – (continued)
113,200	SKYCITY Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	$ 343,580

		1,163,252

Norway – 0.0%
23,600	SpareBank 1 SMN (Commercial Banks)	127,956

Panama – 0.0%
1,107	Intercorp Financial Services, Inc. (Commercial Banks)	22,306

Peru – 0.1%
47,212	Alicorp SAA* (Food Products)	69,371
5,900	Cia de Minas Buenaventura SAA ADR* (Metals & Mining)	23,600
51,424	Cia Minera Milpo SAA (Metals & Mining)	20,001
4,943	Credicorp Ltd. (Commercial Banks)	501,023
12,912	Enersur SA (Independent Power Producers & Energy Traders)	26,041
66,027	Ferreycorp SAA (Trading Companies & Distributors)	23,208

		663,244

Philippines – 0.3%
25,840	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	31,771
43,800	Aboitiz Power Corp. (Independent Power Producers & Energy Traders)	38,339
76,000	Alliance Global Group, Inc. (Industrial Conglomerates)	23,647
2,300	Ayala Corp. (Diversified Financial Services)	32,937
54,100	Ayala Land, Inc. (Real Estate Management & Development)	35,901
15,230	Bank of the Philippine Islands (Commercial Banks)	28,080
13,690	BDO Unibank, Inc. (Commercial Banks)	29,446
270,000	Bloomberry Resorts Corp. (Hotels, Restaurants & Leisure)	23,338
170,400	D&L Industries, Inc. (Chemicals)	29,086
207,300	Energy Development Corp. (Independent Power Producers & Energy Traders)	23,994
52,700	First Gen Corp. (Independent Power Producers & Energy Traders)	20,424
770	Globe Telecom, Inc. (Wireless Telecommunication Services)	30,256
945	GT Capital Holdings, Inc. (Diversified Financial Services)	25,693
29,750	JG Summit Holdings, Inc. (Industrial Conglomerates)	42,001
11,670	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	50,435
6,560	Manila Electric Co. (Electric Utilities)	42,781
232,100	Metro Pacific Investments Corp. (Diversified Financial Services)	26,929
235,410	Metropolitan Bank & Trust Co. (Commercial Banks)	351,750
1,985	Philippine Long Distance Telephone Co. (Wireless Telecommunication Services)	92,752
35,400	Puregold Price Club, Inc. (Food & Staples Retailing)	24,516
19,570	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	24,381

Shares	Description	Value
Common Stocks – (continued)
Philippines – (continued)
11,950	Semirara Mining & Power Corp. (Oil, Gas & Consumable Fuels)	$ 29,900
24,310	SM Investments Corp. (Industrial Conglomerates)	425,170
104,400	SM Prime Holdings, Inc. (Real Estate Management & Development)	46,698
21,390	Universal Robina Corp. (Food Products)	87,002

		1,617,227

Poland – 0.2%
3,994	Asseco Poland SA (Software)	55,099
5,959	Bank Pekao SA (Commercial Banks)	200,491
440	Bank Zachodni WBK SA* (Commercial Banks)	28,218
910	Budimex SA (Construction & Engineering)	42,882
890	CCC SA (Textiles, Apparel & Luxury Goods)	26,098
1,470	Ciech SA* (Chemicals)	28,184
7,726	Cyfrowy Polsat SA* (Media)	40,733
8,100	Energa SA (Electric Utilities)	26,925
4,088	Eurocash SA (Food & Staples Retailing)	55,342
1,168	Grupa Azoty SA* (Chemicals)	29,619
1,100	ING Bank Slaski SA (Commercial Banks)	29,388
3,640	KGHM Polska Miedz SA (Metals & Mining)	51,528
32	LPP SA (Textiles, Apparel & Luxury Goods)	42,075
380	mBank SA* (Commercial Banks)	29,464
35,650	Orange Polska SA (Diversified Telecommunication Services)	56,725
20,700	PGE Polska Grupa Energetyczna SA (Electric Utilities)	70,359
5,000	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	76,681
27,500	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	35,098
32,780	Powszechna Kasa Oszczednosci Bank Polski SA* (Commercial Banks)	198,523
6,300	Powszechny Zaklad Ubezpieczen SA (Insurance)	50,198
43,000	Tauron Polska Energia SA (Electric Utilities)	28,635

		1,202,265

Portugal – 0.1%
81,700	Mota-Engil SGPS SA (Construction & Engineering)	128,875
26,700	NOS SGPS SA (Media)	193,760

		322,635

Russia – 0.3%
38,600	Aeroflot - Russian Airlines PJSC* (Airlines)	25,863
37,500	Alrosa PAO* (Metals & Mining)	30,728
673,000	E.ON Russia JSC* (Independent Power Producers & Energy Traders)	27,146
51,750	Gazprom PAO ADR (Oil, Gas & Consumable Fuels)	185,782
3,900	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	132,288
1,100	Magnit PJSC* (Food & Staples Retailing)	167,917
10,462	Magnit PJSC GDR (Food & Staples Retailing)	410,596
3,000	MegaFon PJSC GDR (Wireless Telecommunication Services)	35,850

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
10,000	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	$ 115,300
29,000	Mobile TeleSystems PJSC* (Wireless Telecommunication Services)	87,158
22,100	Moscow Exchange MICEX-RTS PJSC* (Diversified Financial Services)	28,217
639	NovaTek OAO GDR (Oil, Gas & Consumable Fuels)	54,986
10,940	PIK Group PJSC* (Household Durables)	30,448
3,800	Polymetal International PLC (Metals & Mining)	31,338
8,747	Rosneft OAO GDR (Oil, Gas & Consumable Fuels)	31,052
27,740	Rostelecom PJSC* (Diversified Telecommunication Services)	31,814
3,705,000	RusHydro PJSC* (Electric Utilities)	31,963
116,000	Sberbank of Russia PJSC* (Commercial Banks)	149,171
3,293	Severstal PAO GDR (Metals & Mining)	26,575
123,000	Sistema JSFC* (Wireless Telecommunication Services)	28,958
8,500	Surgutneftegas OAO ADR (Oil, Gas & Consumable Fuels)	41,174
2,100	Tatneft PAO ADR (Oil, Gas & Consumable Fuels)	55,965
2,256	Uralkali PJSC GDR* (Chemicals)	25,846
48,620,000	VTB Bank PJSC* (Commercial Banks)	47,599

		1,833,734

Singapore – 0.1%
57,500	Silverlake Axis Ltd. (Software)	22,487
91,200	UOL Group Ltd. (Real Estate Management & Development)	361,307

		383,794

South Africa – 0.5%
5,722	AngloGold Ashanti Ltd.* (Metals & Mining)	49,403
23,416	Aspen Pharmacare Holdings Ltd.* (Pharmaceuticals)	398,661
5,813	AVI Ltd. (Food Products)	29,167
3,175	Barclays Africa Group Ltd. (Commercial Banks)	28,961
7,250	Barloworld Ltd. (Trading Companies & Distributors)	32,483
4,866	Clicks Group Ltd. (Food & Staples Retailing)	26,619
7,400	DataTec Ltd. (Electronic Equipment, Instruments & Components)	19,649
3,631	Discovery Ltd. (Insurance)	29,602

Shares	Description	Value
Common Stocks – (continued)
South Africa – (continued)
3,400	EOH Holdings Ltd. (IT Services)	$ 28,832
13,188	FirstRand Ltd. (Diversified Financial Services)	37,413
11,027	Gold Fields Ltd. (Metals & Mining)	37,840
20,250	Growthpoint Properties Ltd. (Real Estate Investment Trusts)	29,201
18,371	Impala Platinum Holdings Ltd.* (Metals & Mining)	38,379
65,600	KAP Industrial Holdings Ltd. (Industrial Conglomerates)	24,373
15,600	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	34,459
61,692	Mediclinic International Ltd. (Health Care Providers & Services)	469,103
1,691	Mondi Ltd. (Paper & Forest Products)	27,981
18,850	MTN Group Ltd. (Wireless Telecommunication Services)	166,576
19,065	Nampak Ltd. (Containers & Packaging)	23,573
1,126	Naspers Ltd. (Media)	142,296
24,200	Netcare Ltd. (Health Care Providers & Services)	51,492
2,826	Pioneer Foods Group Ltd. (Food Products)	23,584
1,812	Remgro Ltd. (Diversified Financial Services)	28,735
6,600	Reunert Ltd. (Industrial Conglomerates)	26,616
8,594	Sanlam Ltd. (Insurance)	31,646
7,098	Sappi Ltd.* (Paper & Forest Products)	32,332
8,865	Sasol Ltd. (Oil, Gas & Consumable Fuels)	233,207
99,125	Shoprite Holdings Ltd. (Food & Staples Retailing)	915,302
20,472	Sibanye Gold Ltd. (Metals & Mining)	45,568
4,890	Standard Bank Group Ltd. (Commercial Banks)	34,817
6,100	The Bidvest Group Ltd. (Industrial Conglomerates)	140,868
2,456	The SPAR Group Ltd. (Food & Staples Retailing)	28,401
2,593	Tiger Brands Ltd. (Food Products)	47,644
6,200	Vodacom Group Ltd. (Wireless Telecommunication Services)	56,884
4,673	Woolworths Holdings Ltd. (Multiline Retail)	27,649

		3,399,316

South Korea – 1.9%
118	Amorepacific Corp.* (Personal Products)	40,220
251	AMOREPACIFIC Group* (Personal Products)	31,464
880	Celltrion, Inc.* (Pharmaceuticals)	83,145
421	Coway Co. Ltd.* (Household Durables)	34,644

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
185	E-MART, Inc. (Food & Staples Retailing)	$ 25,402
606	GS Holdings Corp.* (Oil, Gas & Consumable Fuels)	25,651
1,486	Hana Financial Group, Inc. (Commercial Banks)	26,742
57	Hanmi Pharm Co. Ltd.* (Pharmaceuticals)	33,883
300	Hanmi Science Co. Ltd.* (Pharmaceuticals)	40,029
306	Hyosung Corp.* (Chemicals)	28,025
190	Hyundai Glovis Co. Ltd.* (Air Freight & Logistics)	32,616
3,015	Hyundai Heavy Industries Co. Ltd.* (Machinery)	234,423
154	Hyundai Mobis Co. Ltd.* (Auto Components)	33,457
4,008	Hyundai Motor Co. (Automobiles)	449,427
722	Hyundai Steel Co. (Metals & Mining)	29,678
19,572	Industrial Bank of Korea* (Commercial Banks)	189,367
927	Kangwon Land, Inc.* (Hotels, Restaurants & Leisure)	32,019
1,220	KB Financial Group, Inc.* (Commercial Banks)	31,207
15,518	KB Financial Group, Inc. ADR* (Commercial Banks)	390,433
667	Kia Motors Corp. (Automobiles)	25,325
455	Korea Aerospace Industries Ltd.* (Aerospace & Defense)	27,169
3,091	Korea Electric Power Corp.* (Electric Utilities)	135,689
79	Korea Zinc Co. Ltd.* (Metals & Mining)	28,840
2,400	KT Corp. ADR* (Diversified Telecommunication Services)	29,568
520	KT&G Corp. (Tobacco)	45,034
2,295	LG Chem Ltd. (Chemicals)	574,279
612	LG Corp.* (Industrial Conglomerates)	37,868
710	LG Electronics, Inc. (Household Durables)	34,617
38	LG Household & Health Care Ltd (Household Products)	31,677
161	Lotte Chemical Corp.* (Chemicals)	37,445
76	Medy-Tox, Inc. (Biotechnology)	33,006
1,795	NAVER Corp. (Internet Software & Services)	946,449
31	Orion Corp.* (Food Products)	26,783
317	POSCO (Metals & Mining)	47,515
474	S-Oil Corp. (Oil, Gas & Consumable Fuels)	31,207
390	Samsung C&T Corp. (Industrial Conglomerates)	49,149
138	Samsung Electronics Co. Ltd. (Computers & Peripherals)	133,508
6,515	Samsung Electronics Co. Ltd. GDR* (Computers & Peripherals)	3,084,760

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
130	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	$ 32,451
8,583	Samsung Life Insurance Co. Ltd. (Insurance)	790,552
1,425	Shinhan Financial Group Co. Ltd.* (Commercial Banks)	46,060
11,414	Shinhan Financial Group Co. Ltd. ADR* (Commercial Banks)	364,563
159	SK Holdings Co. Ltd.* (Industrial Conglomerates)	31,448
23,205	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	535,595
3,163	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	349,554
523	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	91,740
109,400	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	2,156,274
208	ViroMed Co. Ltd.* (Biotechnology)	34,041
140	Yuhan Corp.* (Pharmaceuticals)	39,152

		11,623,150

Spain – 1.0%
377,201	CaixaBank SA (Commercial Banks)	1,146,034
31,877	Gamesa Corp. Tecnologica SA (Electrical Equipment)	595,736
39,215	Industria de Diseno Textil SA (Specialty Retail)	1,290,535
136,139	International Consolidated Airlines Group SA (Airlines)	1,052,717
166,076	Liberbank SA* (Commercial Banks)	229,997
17,100	Mediaset Espana Comunicacion SA (Media)	166,295
25,100	Melia Hotels International SA (Hotels, Restaurants & Leisure)	274,099
90,802	Merlin Properties Socimi SA (Real Estate Investment Trusts)	1,054,490
13,638	Tecnicas Reunidas SA (Energy Equipment & Services)	454,437

		6,264,340

Sweden – 0.5%
27,291	Betsson AB* (Hotels, Restaurants & Leisure)	436,239
42,897	BillerudKorsnas AB (Containers & Packaging)	683,561
16,788	Boliden AB (Metals & Mining)	233,565
7,959	Evolution Gaming Group AB*(a) (Hotels, Restaurants & Leisure)	282,648
37,364	Hemfosa Fastigheter AB (Real Estate Management & Development)	369,214
16,409	Loomis AB Class B (Commercial Services & Supplies)	488,678
9,842	Mycronic AB (Electronic Equipment, Instruments & Components)	88,266
7,816	NetEnt AB* (Internet Software & Services)	390,893

		2,973,064

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – 5.1%
29,769	Aryzta AG* (Food Products)	$ 1,362,024
31,270	Chubb Ltd. (Insurance)	3,535,699
19,014	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,235,832
59,922	Clariant AG* (Chemicals)	978,491
758	dorma+kaba Holding AG Class B (Commercial Services & Supplies)	468,253
6,700	EFG International AG* (Capital Markets)	58,474
9,000	Gategroup Holding AG* (Commercial Services & Supplies)	332,697
710	Georg Fischer AG (Machinery)	469,211
136	Givaudan SA* (Chemicals)	254,685
1,578	Leonteq AG* (Capital Markets)	196,345
49,160	Nestle SA (Food Products)	3,621,733
29,263	Novartis AG (Pharmaceuticals)	2,267,104
23,886	Novartis AG ADR (Pharmaceuticals)	1,862,391
10,000	Roche Holding AG (Pharmaceuticals)	2,590,242
1,215	SGS SA (Professional Services)	2,361,292
48,982	Swiss Re AG (Insurance)	4,559,549
10,300	Temenos Group AG* (Software)	500,646
3,145	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	1,075,616
140,016	UBS Group AG (Capital Markets)	2,313,787
8,416	Zurich Insurance Group AG* (Insurance)	1,865,536

		31,909,607

Taiwan – 1.5%
83,683	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	447,704
35,000	Asia Cement Corp. (Construction Materials)	27,531
109,000	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	28,346
3,000	Catcher Technology Co. Ltd. (Computers & Peripherals)	22,321
24,000	Cathay Financial Holding Co. Ltd. (Insurance)	26,211
22,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	33,997
90,000	China Airlines Ltd.* (Airlines)	30,639
116,000	China Development Financial Holding Corp. (Commercial Banks)	27,736
70,000	China Steel Corp. (Metals & Mining)	37,419
32,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	99,145

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
55,000	Compal Electronics, Inc. (Computers & Peripherals)	$ 32,029
347,000	CTBC Financial Holding Co. Ltd. (Commercial Banks)	162,983
6,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	25,396
50,000	E.Sun Financial Holding Co. Ltd. (Commercial Banks)	25,952
2,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	28,498
60,000	Eva Airways Corp.* (Airlines)	31,593
64,000	Far Eastern New Century Corp. (Industrial Conglomerates)	45,775
6,000	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	32,272
65,000	First Financial Holding Co. Ltd. (Commercial Banks)	29,669
20,000	Formosa Chemicals & Fibre Corp. (Chemicals)	43,164
13,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	32,176
25,000	Formosa Plastic Corp. (Chemicals)	58,141
20,000	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	22,082
5,000	Giant Manufacturing Co. Ltd. (Leisure Equipment & Products)	33,017
31,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	72,931
114,783	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	541,956
4,000	Hotai Motor Co. Ltd. (Specialty Retail)	41,186
95,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	27,152
2,000	King Slide Works Co. Ltd. (Machinery)	25,990
1,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	71,773
25,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	162,599
656,788	Mega Financial Holding Co. Ltd. (Commercial Banks)	418,753
26,000	Nan Ya Plastics Corp. (Chemicals)	45,499
2,000	OBI Pharma, Inc.* (Biotechnology)	36,383
13,000	Pegatron Corp. (Computers & Peripherals)	29,707
32,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	40,055
5,000	President Chain Store Corp. (Food & Staples Retailing)	33,063
18,000	Quanta Computer, Inc. (Computers & Peripherals)	28,691
15,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	24,641

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
20,000	Siliconware Precision Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	$ 30,972
11,000	Standard Foods Corp. (Food Products)	26,405
36,000	Taiwan Cement Corp. (Construction Materials)	28,960
15,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	45,132
42,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	180,849
259,833	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,807,268
40,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	31,401
8,000	TTY Biopharm Co. Ltd. (Pharmaceuticals)	28,159
35,000	Uni-President Enterprises Corp. (Food Products)	58,528
82,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	31,953
80,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	24,842

		9,278,644

Thailand – 0.3%
10,300	Advanced Info Service PCL (Wireless Telecommunication Services)	49,028
53,869	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	254,262
6,900	Airports of Thailand PCL (Transportation Infrastructure)	73,394
18,687	Bangkok Bank PCL ADR (Banks)	394,483
7,100	Bangkok Bank PCL. (Commercial Banks)	30,701
85,400	Bangkok Dusit Medical Services PCL Class F (Health Care Providers & Services)	52,804
33,500	BEC World PCL (Media)	28,318
117,900	BTS Group Holdings PCL (Road & Rail)	26,970
7,500	Bumrungrad Hospital PCL (Health Care Providers & Services)	46,448
59,600	Charoen Pokphand Foods PCL (Food Products)	32,801
27,700	CP ALL PCL (Food & Staples Retailing)	31,779
15,200	Delta Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	33,966
7,300	Electricity Generating PCL (Independent Power Producers & Energy Traders)	34,139

Shares	Description	Value
Common Stocks – (continued)
Thailand – (continued)
13,900	Glow Energy PCL (Independent Power Producers & Energy Traders)	$ 29,962
30,200	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	26,007
167,300	Home Product Center PCL (Specialty Retail)	32,027
7,100	Kasikornbank PCL (Commercial Banks)	34,026
17,700	KCE Electronics PCL (Electronic Equipment, Instruments & Components)	37,981
32,000	Minor International PCL (Hotels, Restaurants & Leisure)	30,453
18,800	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	30,477
24,900	PTT Global Chemical PCL (Chemicals)	37,925
9,500	PTT PCL (Oil, Gas & Consumable Fuels)	63,576
21,700	Ratchaburi Electricity Generating Holding PCL (Independent Power Producers & Energy Traders)	30,315
63,000	Thai Beverage PCL (Beverages)	30,156
4,700	The Siam Cement PCL (Construction Materials)	57,209
9,100	The Siam Commercial Bank PCL (Commercial Banks)	33,414
138,900	True Corp. PCL* (Diversified Telecommunication Services)	27,858

		1,590,479

Turkey – 0.2%
21,000	Akbank TAS (Commercial Banks)	51,319
4,800	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	29,763
10,340	Arcelik AS (Household Durables)	54,016
7,500	Aygaz AS (Gas Utilities)	25,641
4,600	BIM Birlesik Magazalar AS (Food & Staples Retailing)	77,853
5,700	Cimsa Cimento Sanayi VE Ticaret AS (Construction Materials)	27,810
33,500	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Real Estate Investment Trusts)	29,338
23,300	Enka Insaat ve Sanayi AS (Industrial Conglomerates)	34,692
49,600	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	52,066
3,160	Ford Otomotiv Sanayi AS (Automobiles)	34,608
13,100	Haci Omer Sabanci Holding AS (Diversified Financial Services)	38,047
12,900	KOC Holding AS (Industrial Conglomerates)	51,777
30,000	Petkim Petrokimya Holding AS* (Chemicals)	35,455
4,800	Tofas Turk Otomobil Fabrikasi AS (Automobiles)	33,195

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Turkey – (continued)
3,843	Tupras Turkiye Petrol Rafinerileri AS* (Oil, Gas & Consumable Fuels)	$ 97,688
12,500	Turk Hava Yollari AO* (Airlines)	31,040
31,200	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	111,294
187,020	Turkiye Garanti Bankasi A/S (Commercial Banks)	472,617
8,400	Turkiye Halk Bankasi AS (Commercial Banks)	29,075
19,300	Turkiye Is Bankasi Class C (Commercial Banks)	30,308

		1,347,602

United Arab Emirates – 0.0%
96,000	Air Arabia PJSC (Airlines)	30,206
111,000	Arabtec Holding PJSC* (Construction & Engineering)	36,160
42,000	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	26,514
49,000	Dubai Investments PJSC (Capital Markets)	22,502
20,000	Dubai Islamic Bank PJSC (Commercial Banks)	31,460
85,000	Dubai Parks & Resorts PJSC* (Hotels, Restaurants & Leisure)	25,144
43,500	Emaar Malls Group PJSC* (Real Estate Management & Development)	27,124
23,600	Emaar Properties PJSC (Real Estate Management & Development)	31,777

		230,887

United Kingdom – 10.5%
61,157	3i Group PLC (Capital Markets)	387,751
19,535	Abengoa Yield PLC (Independent Power Producers & Energy Traders)	331,118
640,001	Aberdeen Asset Management PLC (Capital Markets)	2,255,911
45,290	Aon PLC (Insurance)	3,977,821
57,185	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	2,463,530
25,936	Ashtead Group PLC (Trading Companies & Distributors)	334,582
374,171	Aviva PLC (Insurance)	2,580,568
19,800	Babcock International Group PLC (Commercial Services & Supplies)	259,470
281,120	Balfour Beatty PLC* (Construction & Engineering)	1,008,069
728,336	Barclays PLC (Commercial Banks)	1,948,933
82,713	Beazley PLC (Insurance)	444,737
14,760	Bellway PLC (Household Durables)	586,085
10,760	Betfair Group PLC (Hotels, Restaurants & Leisure)	673,713

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
23,600	Bovis Homes Group PLC (Household Durables)	$ 316,239
58,742	British American Tobacco PLC (Tobacco)	3,273,307
30,936	Britvic PLC (Beverages)	319,385
147,950	Compass Group PLC (Hotels, Restaurants & Leisure)	2,546,199
1,653	Consort Medical PLC (Health Care Equipment & Supplies)	23,933
61,799	Diageo PLC (Beverages)	1,663,722
11,729	Dialog Semiconductor PLC* (Semiconductors & Semiconductor Equipment)	358,827
52,347	Direct Line Insurance Group PLC (Insurance)	281,181
53,380	Dixons Carphone PLC (Specialty Retail)	362,018
50,875	Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	715,686
140,920	Experian PLC (Professional Services)	2,403,934
8,102	Ferroglobe PLC (Metals & Mining)	68,867
19,981	Galliford Try PLC (Construction & Engineering)	424,664
107,092	GlaxoSmithKline PLC (Pharmaceuticals)	2,206,145
38,495	Great Portland Estates PLC (Real Estate Investment Trusts)	422,193
27,200	Halma PLC (Electronic Equipment, Instruments & Components)	325,481
186,100	Hays PLC (Professional Services)	337,900
105,879	Henderson Group PLC (Capital Markets)	421,262
15,662	Hikma Pharmaceuticals PLC (Pharmaceuticals)	452,064
18,838	Hiscox. Ltd. (Insurance)	267,558
80,470	Howden Joinery Group PLC (Specialty Retail)	576,384
346,800	HSBC Holdings PLC (Commercial Banks)	2,451,570
69,173	Inchcape PLC (Distributors)	711,256
36,580	InterContinental Hotels Group PLC ADR (Hotels, Restaurants & Leisure)	1,212,261
129,685	Intermediate Capital Group PLC (Capital Markets)	1,081,074
81,929	Just Eat PLC* (Internet Software & Services)	438,788
15,892	Keller Group PLC (Construction & Engineering)	185,572
230,100	Ladbrokes PLC (Hotels, Restaurants & Leisure)	419,204
7,532	Lancashire Holdings Ltd. (Insurance)	67,330
45,500	Lavendon Group PLC (Trading Companies & Distributors)	87,955
2,020,476	Lloyds Banking Group PLC (Commercial Banks)	1,892,897

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
88,850	Michael Page International PLC (Professional Services)	$ 515,940
18,900	Micro Focus International PLC (Software)	374,355
72,102	National Express Group PLC (Road & Rail)	312,181
92,600	Nielsen Holdings PLC (Professional Services)	4,459,616
30,996	Northgate PLC (Road & Rail)	147,969
67,058	OneSavings Bank PLC (Thrifts & Mortgage Finance)	292,577
54,500	Playtech PLC (Software)	598,928
123,400	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	29,892
103,493	Quinetiq Group PLC (Aerospace & Defense)	343,308
36,930	Reckitt Benckiser Group PLC (Household Products)	3,284,592
65,153	Redrow PLC (Household Durables)	414,073
230,391	Rentokil Initial PLC (Commercial Services & Supplies)	515,833
10,238	Rightmove PLC (Internet Software & Services)	584,166
29,485	RPC Group PLC (Containers & Packaging)	316,746
116,300	Saga PLC (Insurance)	326,792
19,700	Savills PLC (Real Estate Management & Development)	212,563
67,250	Segro PLC (Real Estate Investment Trusts)	422,030
88,435	SIG PLC (Trading Companies & Distributors)	169,746
63,637	Smith & Nephew PLC ADR (Health Care Equipment & Supplies)	2,135,658
129,477	SSE PLC (Electric Utilities)	2,686,563
52,219	ST Modwen Properties PLC (Real Estate Management & Development)	289,204
21,700	SThree PLC (Professional Services)	95,157
70,760	Stock Spirits Group PLC (Beverages)	134,098
91,000	Taylor Wimpey PLC (Household Durables)	250,918
13,100	The Paragon Group Cos. PLC (Thrifts & Mortgage Finance)	59,043
211,100	Thomas Cook Group PLC* (Hotels, Restaurants & Leisure)	322,926
36,409	UNITE Group PLC (Real Estate Management & Development)	334,830
30,200	Vesuvius PLC (Machinery)	130,592
586,646	Vodafone Group PLC (Wireless Telecommunication Services)	1,885,685
47,600	William Hill PLC (Hotels, Restaurants & Leisure)	264,996
6,361	WS Atkins PLC (Professional Services)	131,376

		65,609,497

Shares	Description	Value
Common Stocks – (continued)
United States – 32.1%
5,301	ABM Industries, Inc. (Commercial Services & Supplies)	$ 159,189
4,361	Actuant Corp. Class A (Machinery)	101,524
26,547	Advance Auto Parts, Inc. (Specialty Retail)	4,036,471
7,279	Aegion Corp.* (Construction & Engineering)	131,240
20,654	Aetna, Inc. (Health Care Providers & Services)	2,103,403
6,590	Air Lease Corp. (Trading Companies & Distributors)	169,758
7,635	Air Methods Corp.* (Health Care Providers & Services)	297,307
14,667	Allergan PLC* (Pharmaceuticals)	4,171,735
10,385	American Campus Communities, Inc. (Real Estate Investment Trusts)	438,247
3,030	American Capital Mortgage Investment Corp. (Real Estate Investment Trusts)	39,481
8,456	American Eagle Outfitters, Inc. (Specialty Retail)	123,796
65,541	American International Group, Inc. (Insurance)	3,701,756
7,396	American Residential Properties, Inc. (Real Estate Investment Trusts)	125,288
8,810	AMERISAFE, Inc. (Insurance)	449,398
2,665	Amsurg Corp.* (Health Care Providers & Services)	195,051
4,660	Analogic Corp. (Health Care Equipment & Supplies)	345,166
1,615	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	79,846
26,425	Anthem, Inc. (Health Care Providers & Services)	3,448,198
13,206	Anworth Mortgage Asset Corp. (Real Estate Investment Trusts)	56,258
39,805	Apple, Inc. (Computers & Peripherals)	3,874,619
11,122	Ares Commercial Real Estate Corp. (Real Estate Investment Trusts)	118,561
17,171	Ascena Retail Group, Inc.* (Specialty Retail)	126,722
1,700	Aspen Technology, Inc.* (Software)	55,148
4,176	Assured Guaranty Ltd. (Insurance)	99,305
68,461	Axis Capital Holdings Ltd. (Insurance)	3,690,733
41,483	Baker Hughes, Inc. (Energy Equipment & Services)	1,804,925
6,310	Balchem Corp. (Chemicals)	354,243
31,179	Baxalta, Inc. (Biotechnology)	1,247,472
4,249	Belden, Inc. (Electronic Equipment, Instruments & Components)	181,517

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
37,939	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	$ 4,923,344
8,500	Blackbaud, Inc. (Software)	522,580
7,503	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	107,818
4,785	Booz Allen Hamilton Holding Corp. (IT Services)	135,368
7,565	Bristow Group, Inc. (Energy Equipment & Services)	175,962
4,578	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	43,628
2,633	Cabot Corp. (Chemicals)	106,215
14,314	CalAtlantic Group, Inc. (Household Durables)	465,062
7,125	Cantel Medical Corp. (Health Care Equipment & Supplies)	423,011
9,670	Cardtronics, Inc.* (IT Services)	297,933
6,592	Carlisle Cos., Inc. (Industrial Conglomerates)	551,619
39,704	Carnival PLC (Hotels, Restaurants & Leisure)	1,980,620
17,720	Catalent, Inc.* (Pharmaceuticals)	416,952
15,455	Cathay General Bancorp (Commercial Banks)	432,740
8,550	Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	493,933
8,650	CEB, Inc. (Professional Services)	510,177
32,424	Cerner Corp.* (Health Care Technology)	1,880,916
6,007	Chatham Lodging Trust (Real Estate Investment Trusts)	113,292
1,853	Chemed Corp. (Health Care Providers & Services)	260,013
200	China Biologic Products, Inc.* (Biotechnology)	25,654
175,715	Cisco Systems, Inc. (Communications Equipment)	4,180,260
9,010	CLARCOR, Inc. (Machinery)	422,209
5,168	ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)	61,861
16,490	Cognex Corp. (Electronic Equipment, Instruments & Components)	531,802
12,470	Cohen & Steers, Inc. (Capital Markets)	376,843
1,545	Coherent, Inc.* (Electronic Equipment, Instruments & Components)	119,382
2,375	Colony Capital, Inc. Class A (Real Estate Investment Trusts)	40,921
4,750	Columbia Banking System, Inc. (Commercial Banks)	140,743
67,272	Comcast Corp. Class A (Media)	3,747,723

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
4,175	Compass Minerals International, Inc. (Metals & Mining)	$ 312,499
2,685	Convergys Corp. (IT Services)	65,621
4,357	Cubic Corp. (Aerospace & Defense)	174,106
1,910	Curtiss-Wright Corp. (Aerospace & Defense)	131,790
38,829	CVS Health Corp. (Food & Staples Retailing)	3,750,493
22,513	CYS Investments, Inc. (Real Estate Investment Trusts)	155,115
13,720	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	373,321
189,131	Discovery Communications, Inc. Class C* (Media)	5,146,255
45,233	Dollar General Corp. (Multiline Retail)	3,395,189
55,269	Dover Corp. (Machinery)	3,230,473
4,729	Drew Industries, Inc. (Auto Components)	271,445
6,222	Dril-Quip, Inc.* (Energy Equipment & Services)	364,858
14,785	Education Realty Trust, Inc. (Real Estate Investment Trusts)	577,798
5,068	EnerSys (Electrical Equipment)	245,443
6,870	EPAM Systems, Inc.* (IT Services)	514,563
5,821	Essent Group Ltd.* (Thrifts & Mortgage Finance)	104,603
4,639	Everest Re Group Ltd. (Insurance)	830,103
8,450	FEI Co. (Electronic Equipment, Instruments & Components)	612,202
8,453	First American Financial Corp. (Insurance)	290,530
2,987	First Cash Financial Services, Inc.* (Consumer Finance)	106,039
648	First Citizens BancShares, Inc. Class A (Commercial Banks)	159,447
13,150	Five Below, Inc.* (Specialty Retail)	463,274
20,540	Flotek Industries, Inc.* (Chemicals)	137,207
22,519	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	252,438
52,355	Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	1,706,773
138,735	Franklin Resources, Inc. (Capital Markets)	4,808,555
4,284	FTD Cos., Inc.* (Internet & Catalog Retail)	105,815
3,653	FTI Consulting, Inc.* (Professional Services)	123,800
1,747	G&K Services, Inc. Class A (Commercial Services & Supplies)	112,472
144,492	Gentex Corp. (Auto Components)	1,978,095
21,430	Glacier Bancorp, Inc. (Commercial Banks)	505,534

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
20,515	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	$ 511,849
19,545	Grand Canyon Education, Inc.* (Diversified Consumer Services)	735,869
4,377	Granite Construction, Inc. (Construction & Engineering)	169,084
31,903	Graphic Packaging Holding Co. (Containers & Packaging)	362,418
2,585	Group 1 Automotive, Inc. (Specialty Retail)	138,685
4,850	Hanger, Inc.* (Health Care Providers & Services)	65,427
9,455	Hatteras Financial Corp. (Real Estate Investment Trusts)	115,918
15,100	Healthcare Services Group, Inc. (Commercial Services & Supplies)	534,087
26,365	Heartland Express, Inc. (Road & Rail)	452,160
8,780	HEICO Corp. (Aerospace & Defense)	489,046
3,370	HEICO Corp. Class A (Aerospace & Defense)	156,368
4,180	Heidrick & Struggles International, Inc. (Professional Services)	110,185
11,392	Hibbett Sports, Inc.* (Specialty Retail)	366,367
4,604	Hillenbrand, Inc. (Machinery)	124,676
13,678	Honeywell International, Inc. (Aerospace & Defense)	1,411,570
1,424	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	182,101
6,285	IBERIABANK Corp. (Commercial Banks)	300,737
6,430	ICU Medical, Inc.* (Health Care Equipment & Supplies)	618,887
1,217	Infinity Property & Casualty Corp. (Insurance)	96,618
5,145	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	121,576
3,057	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	187,853
2,669	International Speedway Corp. Class A (Hotels, Restaurants & Leisure)	91,120
16,745	KapStone Paper and Packaging Corp. (Paper & Forest Products)	247,491
4,822	KAR Auction Services, Inc. (Commercial Services & Supplies)	161,151
8,854	Kindred Healthcare, Inc. (Health Care Providers & Services)	85,530
5,019	Knoll, Inc. (Commercial Services & Supplies)	92,099
3,265	Korn/Ferry International (Professional Services)	100,595
928	Landstar System, Inc. (Road & Rail)	53,276
3,698	LaSalle Hotel Properties (Real Estate Investment Trusts)	81,948

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,115	LifePoint Health, Inc.* (Health Care Providers & Services)	$ 147,606
6,360	Lithia Motors, Inc. Class A (Specialty Retail)	486,985
5,685	Live Nation Entertainment, Inc.* (Media)	129,050
9,135	LogMeIn, Inc.* (Internet Software & Services)	477,212
4,050	M/A-COM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	155,925
16,719	Maiden Holdings Ltd. (Insurance)	214,003
7,510	MarketAxess Holdings, Inc. (Diversified Financial Services)	872,887
37,051	MasterCard, Inc. Class A (IT Services)	3,298,651
20,715	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	332,061
3,363	MAXIMUS, Inc. (IT Services)	179,483
11,352	McKesson Corp. (Health Care Providers & Services)	1,827,445
10,410	Medidata Solutions, Inc.* (Health Care Technology)	444,819
29,637	MFA Financial, Inc. (Real Estate Investment Trusts)	188,195
90,090	Microsoft Corp. (Software)	4,963,058
1,773	Minerals Technologies, Inc. (Chemicals)	72,675
10,745	Mobile Mini, Inc. (Commercial Services & Supplies)	278,510
4,450	Monro Muffler Brake, Inc. (Specialty Retail)	292,588
58,849	Motorola Solutions, Inc. (Communications Equipment)	3,929,348
7,459	MRC Global, Inc.* (Trading Companies & Distributors)	74,963
46,131	MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)	2,989,750
1,952	Mueller Industries, Inc. (Machinery)	49,678
4,690	Multi Packaging Solutions International Ltd.* (Containers & Packaging)	69,506
7,125	National Health Investors, Inc. (Real Estate Investment Trusts)	432,345
180,748	National Oilwell Varco, Inc. (Energy Equipment & Services)	5,881,540
8,179	Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	82,608
12,259	Navient Corp. (Consumer Finance)	117,196
13,127	Navigant Consulting, Inc.* (Professional Services)	207,275
5,806	Nelnet, Inc. Class A (Consumer Finance)	188,521
3,150	NETGEAR, Inc.* (Communications Equipment)	117,716
22,500	NorthStar Realty Europe Corp. (Real Estate Investment Trusts)	212,400

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
12,165	NorthWestern Corp. (Multi-Utilities)	$ 679,294
2,853	Nu Skin Enterprises, Inc. Class A (Personal Products)	90,297
5,124	Olin Corp. (Chemicals)	86,801
370,658	Oracle Corp. (Software)	13,458,592
5,180	Owens & Minor, Inc. (Health Care Providers & Services)	179,487
6,410	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	447,803
2,335	PAREXEL International Corp.* (Life Sciences Tools & Services)	149,347
77,790	Parker-Hannifin Corp. (Machinery)	7,558,076
9,963	Parsley Energy, Inc. Class A* (Oil, Gas & Consumable Fuels)	191,887
11,275	Pebblebrook Hotel Trust (Real Estate Investment Trusts)	275,336
10,616	PHH Corp.* (Thrifts & Mortgage Finance)	130,364
17,155	Pier 1 Imports, Inc. (Specialty Retail)	68,963
3,441	PNM Resources, Inc. (Electric Utilities)	108,082
9,770	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	460,460
11,435	PRA Group, Inc.* (Consumer Finance)	340,191
20,055	Primoris Services Corp. (Construction & Engineering)	408,921
9,670	ProAssurance Corp. (Insurance)	484,660
6,670	Proto Labs, Inc.* (Machinery)	366,783
68,561	QUALCOMM, Inc. (Communications Equipment)	3,108,556
13,566	Radian Group, Inc. (Thrifts & Mortgage Finance)	136,474
5,475	RBC Bearings, Inc.* (Machinery)	324,832
5,076	Rent-A-Center, Inc. (Specialty Retail)	69,135
12,115	Rofin-Sinar Technologies, Inc.* (Electronic Equipment, Instruments & Components)	308,811
10,788	RPX Corp.* (Professional Services)	124,925
7,056	RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	166,169
1,012	Safety Insurance Group, Inc. (Insurance)	57,097
38,996	Schlumberger Ltd. (Energy Equipment & Services)	2,818,241
3,653	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	153,426
14,200	SciQuest, Inc.* (Internet Software & Services)	180,766
9,497	Select Medical Holdings Corp. (Health Care Providers & Services)	90,506
970	Sensient Technologies Corp. (Chemicals)	57,880

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
7,155	Silgan Holdings, Inc. (Containers & Packaging)	$ 378,285
4,381	Silver Bay Realty Trust Corp. (Real Estate Investment Trusts)	61,159
27,512	SLM Corp.* (Consumer Finance)	176,077
4,975	Solera Holdings, Inc. (Software)	269,944
4,100	Southern Copper Corp. (Metals & Mining)	106,272
21,735	STAG Industrial, Inc. (Real Estate Investment Trusts)	367,974
1,473	StanCorp Financial Group, Inc. (Insurance)	168,894
4,936	Starz Class A* (Media)	140,330
80,283	State Street Corp. (Capital Markets)	4,474,172
3,018	Steel Dynamics, Inc. (Metals & Mining)	55,380
5,831	Steven Madden Ltd.* (Textiles, Apparel & Luxury Goods)	188,283
12,170	Stifel Financial Corp.* (Capital Markets)	407,208
7,195	Sun Communities, Inc. (Real Estate Investment Trusts)	479,115
8,854	Sykes Enterprises, Inc.* (IT Services)	260,662
6,056	Symetra Financial Corp. (Insurance)	193,913
5,203	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	436,792
35,987	T. Rowe Price Group, Inc. (Capital Markets)	2,553,278
10,551	Tailored Brands, Inc. (Specialty Retail)	144,654
9,765	Team Health Holdings, Inc.* (Health Care Providers & Services)	399,096
6,698	TeleTech Holdings, Inc. (IT Services)	178,904
5,852	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	113,704
8,523	Terex Corp. (Machinery)	190,915
5,350	Tetra Tech, Inc. (Commercial Services & Supplies)	141,722
9,570	Texas Capital Bancshares, Inc.* (Commercial Banks)	341,649
21,180	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	780,059
102,816	The Bank of New York Mellon Corp. (Capital Markets)	3,723,996
30,131	The Boeing Co. (Aerospace & Defense)	3,619,637
1,820	The Brink’s Co. (Commercial Services & Supplies)	53,508
11,042	The Finish Line, Inc. Class A (Specialty Retail)	209,135
2,848	The Hanover Insurance Group, Inc. (Insurance)	232,084
875	The Navigators Group, Inc.* (Insurance)	76,659
3,427	The Priceline Group, Inc.* (Internet & Catalog Retail)	3,649,652
8,400	The Toro Co. (Machinery)	625,968

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
13,675	The Walt Disney Co. (Media)	$ 1,310,338
4,943	Thor Industries, Inc. (Automobiles)	259,161
31,519	Time Warner, Inc. (Media)	2,220,198
22,550	Tumi Holdings, Inc.* (Textiles, Apparel & Luxury Goods)	389,890
6,620	Tupperware Brands Corp. (Household Durables)	307,367
4,343	Tutor Perini Corp.* (Construction & Engineering)	57,371
27,096	Two Harbors Investment Corp. (Real Estate Investment Trusts)	205,930
4,720	Tyler Technologies, Inc.* (Software)	741,323
26,553	Union Pacific Corp. (Road & Rail)	1,911,816
27,167	United Technologies Corp. (Aerospace & Defense)	2,382,274
1,706	Universal Corp. (Tobacco)	93,369
6,770	Universal Forest Products, Inc. (Building Products)	466,385
7,280	US Ecology, Inc. (Commercial Services & Supplies)	247,302
33,289	Verizon Communications, Inc. (Diversified Telecommunication Services)	1,663,451
46,718	Visa, Inc. Class A (IT Services)	3,480,024
9,636	Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	230,879
7,922	Washington Federal, Inc. (Thrifts & Mortgage Finance)	169,135
4,475	WD-40 Co. (Household Products)	462,267
11,170	Webster Financial Corp. (Commercial Banks)	370,509
6,192	WESCO International, Inc.* (Trading Companies & Distributors)	250,033
13,895	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	795,072
4,899	Western Refining, Inc. (Oil, Gas & Consumable Fuels)	161,177
14,266	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	555,661

		200,111,658

TOTAL COMMON STOCKS (Cost $597,292,796)		$546,832,026

Shares	Rate	Value
Preferred Stocks – 0.6%
Brazil – 0.1%
15,200	Banco ABC Brasil SA (Commercial Banks)	$ 30,656
9,100	Centrais Eletricas Brasileiras SA Class B (Electric Utilities)	22,931
16,200	Cia Energetica de Minas Gerais (Electric Utilities)	23,997
19,800	Gerdau SA (Metals & Mining)	17,909
8,900	Itau Unibanco Holding SA (Commercial Banks)	55,907
15,500	Itausa - Investimentos Itau SA (Commercial Banks)	26,828
8,000	Lojas Americanas SA (Multiline Retail)	37,385
69,200	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	84,397

Shares	Rate	Value
Preferred Stocks – (continued)
Brazil – (continued)
5,400	Suzano Papel e Celulose SA Class A (Paper & Forest Products)	$ 21,539
32,300	Vale SA (Metals & Mining)	58,801

		380,350

Colombia – 0.0%
4,996	Grupo Argos SA (Construction Materials)	24,779
62,552	Grupo Aval Acciones y Valores SA (Commercial Banks)	20,104
2,044	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	21,483

	66,366

Germany – 0.5%
5,140	Jungheinrich AG (Machinery)	410,181
22,267	Volkswagen AG (Automobiles)	2,593,028

		3,003,209

Panama – 0.0%
46,754	Avianca Holdings SA (Airlines)	22,006

Russia* – 0.0%
14	AK Transneft OAO (Oil, Gas & Consumable Fuels)	35,177
67,200	Surgutneftegas OAO (Oil, Gas & Consumable Fuels)	40,995

		76,172

TOTAL PREFERRED STOCKS (Cost $4,810,929)		$ 3,548,103

Units Description	Expiration Month	Value
Rights* – 0.0%
Hong Kong – 0.0%
China Hongqiao Group Ltd.
6,860	02/05/16	$ 16
(Cost $8,860)

Shares	Description	Value
Exchange Traded Fund – 0.1%
18,600	iShares MSCI Frontier 100 ETF JDR	$ 426,870
(Cost $465,694)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 5.6%
Joint Repurchase Agreement Account II
$35,200,000	0.350%	02/01/16	$ 35,200,000
(Cost $35,200,000)

TOTAL INVESTMENTS – 94.1% (Cost $637,769,419)			$586,007,015

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.9%			36,983,703

NET ASSETS – 100.0%			$622,990,718

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,829,079, which represents approximately 0.5% of net assets as of January 31, 2016.

(b)	Joint repurchase agreement was entered into on January 29, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
ZAR	— South African Rand

Investment Abbreviations:
ADR	— American Depositary Receipt
CP	— Commercial Paper
ETF	— Exchange Traded Fund
GDR	— Global Depository Receipt
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At January 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	USD	7,574,205	AUD	10,601,990	$7,487,002	03/16/16	$87,203
	USD	9,878,960	CHF	9,784,780	9,570,409	03/16/16	308,550
	USD	2,160,828	DKK	14,796,050	2,150,673	03/16/16	10,153
	USD	12,380,507	EUR	11,351,390	12,311,719	03/16/16	68,788
	USD	10,601,574	GBP	7,076,160	10,083,660	03/16/16	517,914
	USD	6,631,019	HKD	51,369,510	6,602,413	03/16/16	28,606
	USD	842,692	ILS	3,266,040	825,581	03/16/16	17,112
	USD	307,306	NZD	463,440	299,276	03/16/16	8,031
	USD	3,629,345	SEK	30,881,020	3,602,873	03/16/16	26,472
	USD	1,497,178	SGD	2,124,130	1,489,591	03/16/16	7,588
	AUD	812,370	USD	573,480	573,686	03/16/16	206
	CHF	820,330	USD	801,981	802,358	03/16/16	376
	DKK	1,103,790	USD	160,248	160,441	03/16/16	193
	HKD	13,817,870	USD	1,775,603	1,775,981	03/16/16	378
	JPY	399,578,930	USD	3,303,588	3,304,248	03/16/16	660
	NOK	968,860	USD	110,590	111,547	03/16/16	957
	NZD	9,440	USD	6,093	6,096	03/16/16	3
Commonwealth Bank of Australia	USD	2,143,335	AUD	2,989,310	2,111,016	03/16/16	32,319
	USD	3,099,271	CHF	3,064,900	2,997,752	03/16/16	101,519
	USD	636,290	DKK	4,347,700	631,958	03/16/16	4,332
	USD	12,164,108	EUR	11,201,610	12,149,268	03/16/16	14,841
	USD	20,497,300	EUR	18,796,240	20,386,404	03/16/16	110,895
	USD	19,007,597	GBP	12,724,570	18,132,749	03/16/16	874,847
	USD	7,390,598	HKD	57,251,300	7,358,387	03/16/16	32,210
	USD	251,028	ILS	969,870	245,161	03/16/16	5,866
	USD	93,645	NZD	142,050	91,732	03/16/16	1,913
	USD	1,135,360	SEK	9,629,100	1,123,422	03/16/16	11,937
	USD	445,664	SGD	630,600	442,222	03/16/16	3,443
	EUR	3,297,140	USD	3,571,841	3,576,078	03/16/16	4,237
	GBP	1,067,880	USD	1,515,124	1,521,749	03/16/16	6,625
State Street Bank and Trust	USD	2,609	CAD	3,653	2,607	02/03/16	2
	USD	256,859	JPY	30,428,361	251,343	02/01/16	5,516
	USD	38,396	JPY	4,566,705	37,722	02/02/16	674
	CAD	37,296	USD	26,472	26,623	02/01/16	151
	JPY	4,655,800	USD	38,424	38,459	02/03/16	35

TOTAL							$2,294,552

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	USD	23,449,535	JPY	2,872,703,190	$23,755,319	03/16/16	$(305,784)
	USD	825,994	NOK	7,254,760	835,255	03/16/16	(9,260)
	EUR	1,043,580	USD	1,135,724	1,131,867	03/16/16	(3,857)
	GBP	135,200	USD	199,305	192,663	03/16/16	(6,642)
	HKD	66,820	USD	8,628	8,588	03/16/16	(39)
	ILS	202,710	USD	51,303	51,240	03/16/16	(62)
	JPY	91,706,100	USD	763,551	758,348	03/16/16	(5,204)
	SEK	3,913,210	USD	458,856	456,553	03/16/16	(2,303)
	SGD	268,190	USD	188,288	188,074	03/16/16	(214)
Commonwealth Bank of Australia	USD	12,598,458	JPY	1,543,726,810	12,765,580	03/16/16	(167,123)
	USD	235,701	NOK	2,068,900	238,197	03/16/16	(2,496)

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

State Street Bank and Trust	USD	9,883	CAD	13,876	$9,905	02/02/16	$(23)
	USD	324,436	JPY	39,318,429	324,787	02/03/16	(351)
	CAD	32,724	USD	23,434	23,359	02/03/16	(75)
	JPY	3,629,733	USD	30,660	29,982	02/01/16	(678)
	JPY	1,508,600	USD	12,691	12,461	02/02/16	(230)

TOTAL							$(504,341)

TAX INFORMATION — At January 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$638,084,167

Gross unrealized gain	8,627,935
Gross unrealized loss	(60,705,087)

Net unrealized security loss	$(52,077,152)

Additional information regarding the fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 29.8%
Aerospace & Defense(a)(b) – 0.1%
Huntington Ingalls Industries, Inc.
$295,000	5.000%	11/15/25	$ 303,113

Automotive(b) – 0.3%
Affinia Group, Inc.
199,000	7.750	05/01/21	203,975
Schaeffler Finance BV(a)
700,000	4.250	05/15/21	688,625

			892,600

Banks(c) – 0.1%
Oschadbank Via SSB #1 PLC
200,000	9.375	03/10/23	174,000

Building Materials(b) – 0.8%
American Builders & Contractors Supply Co., Inc.(a)
640,000	5.625	04/15/21	652,000
Gibraltar Industries, Inc.
500,000	6.250	02/01/21	500,000
Masonite International Corp.(a)
1,000,000	5.625	03/15/23	1,025,000

			2,177,000

Consumer Cyclical Services(a)(b) – 0.9%
CEB, Inc.
36,000	5.625	06/15/23	35,865
First Data Corp.
600,000	6.750	11/01/20	631,500
800,000	5.000	01/15/24	802,000
Iron Mountain, Inc.
1,000,000	6.000	10/01/20	1,065,000

			2,534,365

Consumer Noncyclical(b) – 0.2%
NeuStar, Inc.
775,000	4.500	01/15/23	635,500

Consumer Products - Household & Leisure(a)(b) – 1.1%
Jarden Corp.
667,000	5.000	11/15/23	683,675
Spectrum Brands, Inc.
1,015,000	5.750	07/15/25	1,041,644
The Scotts Miracle-Gro Co.
1,200,000	6.000	10/15/23	1,248,000

			2,973,319

Diversified Financial Services – 0.4%
Bankrate, Inc.(a)(b)
700,000	6.125	08/15/18	694,750
Corp. Financiera de Desarrollo SA
200,000	4.750	07/15/25	194,500
Ukreximbank Via Biz Finance PLC
310,000	9.625	04/27/22	271,250

			1,160,500

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – 1.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
$1,267,000	6.125%		11/15/22	$ 928,077
CITGO Petroleum Corp.(a)(b)
500,000	6.250		08/15/22	478,750
Ecopetrol SA(b)
206,000	5.375		06/26/26	164,800
EP PetroEcuador via Noble Sovereign Funding I Ltd.(d)
375,000	6.224		09/24/19	291,094
Petrobras Global Finance BV
420,000	5.375		01/27/21	316,050
Petroleos de Venezuela SA
65,000	9.000		11/17/21	21,443
1,341,603	6.000		05/16/24	398,456
1,996,015	6.000		11/15/26	586,629
165,000	5.500		04/12/37	48,040
Petroleos Mexicanos
40,000	8.000		05/03/19	42,880
300,000	6.375	(a)	02/04/21	303,087
80,000	6.625		06/15/35	70,817
91,000	5.500		06/27/44	68,395
160,000	6.375		01/23/45	134,008
26,000	5.625		01/23/46	20,020
Petronas Capital Ltd.
140,000	3.500		03/18/25	138,295
State Oil Co. of the Azerbaijan Republic
200,000	4.750		03/13/23	162,000
200,000	6.950		03/18/30	161,000

				4,333,841

Energy - Exploration & Production – 0.7%
Halcon Resources Corp.(a)(b)
375,000	8.625		02/01/20	236,250
KazMunayGas National Co. JSC
190,000	9.125		07/02/18	202,635
Linn Energy LLC/Linn Energy Finance Corp.(b)
655,000	6.250		11/01/19	78,600
MEG Energy Corp.(a)(b)
450,000	6.375		01/30/23	231,750
150,000	7.000		03/31/24	78,375
Memorial Production Partners LP/Memorial Production Finance Corp.(b)
300,000	7.625		05/01/21	93,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(b)
700,000	10.000		06/01/20	199,500
72,000	10.750		10/01/20	3,240
300,000	9.250		06/01/21	13,500
Newfield Exploration Co.(b)
380,000	5.375		01/01/26	305,900
PDC Energy, Inc.(b)
500,000	7.750		10/15/22	475,000
Peabody Energy Corp.
40,000	6.250		11/15/21	2,500

				1,920,250

Energy - Services(a)(b) – 0.2%
Hiland Partners LP/Hiland Partners Finance Corp.
757,000	5.500		05/15/22	677,605

Entertainment & Leisure(b) – 0.8%
AMC Entertainment, Inc.
200,000	5.875		02/15/22	205,000
Cinemark USA, Inc.
1,000,000	4.875		06/01/23	988,750

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Entertainment & Leisure – (continued)
ClubCorp Club Operations, Inc.(a)
$400,000	8.250%	12/15/23	$ 385,000
Sabre GLBL, Inc.(a)
600,000	5.250	11/15/23	593,250

			2,172,000

Finance – 0.9%
Ally Financial, Inc.
1,000,000	4.125	03/30/20	985,000
CIT Group, Inc.(a)
500,000	5.500	02/15/19	517,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(b)
1,000,000	5.875	02/01/22	893,750

			2,396,250

Finance Insurance(a)(b) – 0.2%
Hub International Ltd.
200,000	9.250	02/15/21	205,000
500,000	7.875	10/01/21	437,500

			642,500

Food & Beverage(b) – 0.6%
B&G Foods, Inc.
700,000	4.625	06/01/21	700,875
NBTY, Inc.
603,000	9.000	10/01/18	617,321
TreeHouse Foods, Inc.(a)
225,000	6.000	02/15/24	231,188

			1,549,384

Gaming – 0.8%
MGM Resorts International
1,100,000	6.625	12/15/21	1,133,000
Seminole Hard Rock Entertainment, Inc.(a)(b)
1,000,000	5.875	05/15/21	1,005,000

			2,138,000

Health Care - Medical Products – 0.6%
Fresenius Medical Care US Finance II, Inc.(a)
700,000	5.875	01/31/22	757,750
Grifols Worldwide Operations Ltd.(b)
965,000	5.250	04/01/22	974,650

			1,732,400

Health Care - Pharmaceuticals – 0.9%
Mallinckrodt International Finance SA
678,000	4.750	04/15/23	591,555
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a)(b)
300,000	5.500	04/15/25	270,375
Quintiles Transnational Corp.(a)(b)
1,000,000	4.875	05/15/23	1,012,500
Valeant Pharmaceuticals International, Inc.(a)(b)
350,000	6.750	08/15/18	347,375
300,000	6.125	04/15/25	269,625

			2,491,430

Health Care - Services – 2.0%
Acadia Healthcare Co., Inc.(b)
1,125,000	5.625	02/15/23	1,046,250
Amsurg Corp.(b)
1,000,000	5.625	07/15/22	1,000,000

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Health Care - Services – (continued)
Centene Escrow Corp.(a)(b)
$235,000	5.625%	02/15/21	$ 239,112
235,000	6.125	02/15/24	240,875
CHS/Community Health Systems, Inc.(b)
700,000	5.125	08/01/21	703,500
200,000	6.875	02/01/22	181,000
DaVita HealthCare Partners, Inc.(b)
1,000,000	5.125	07/15/24	1,003,750
210,000	5.000	05/01/25	205,800
HCA, Inc.
114,000	5.375	02/01/25	115,283
900,000	5.250	04/15/25	922,500

			5,658,070

Lodging(a)(b) – 0.4%
Interval Acquisition Corp.
1,000,000	5.625	04/15/23	995,000

Machinery(a) – 0.1%
Boart Longyear Management Pty Ltd.
500,000	10.000	10/01/18	350,625

Media - Broadcasting & Radio(a)(b) – 1.3%
Sinclair Television Group, Inc.
1,000,000	5.625	08/01/24	972,500
Sirius XM Radio, Inc.
1,200,000	4.625	05/15/23	1,173,000
Townsquare Media, Inc.
500,000	6.500	04/01/23	465,000
Univision Communications, Inc.
1,100,000	5.125	02/15/25	1,039,500

			3,650,000

Media - Cable – 2.2%
Altice US Finance I Corp.(a)(b)
900,000	5.375	07/15/23	903,375
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
600,000	5.125	02/15/23	597,000
CCO Safari II LLC(a)(b)
1,000,000	4.908	07/23/25	997,558
CSC Holdings LLC
1,100,000	6.750	11/15/21	1,086,250
100,000	5.250	06/01/24	88,250
Numericable - SFR SAS(a)(b)
200,000	6.000	05/15/22	197,250
900,000	6.250	05/15/24	871,200
Videotron Ltd.
600,000	5.000	07/15/22	604,500
Virgin Media Secured Finance PLC(a)(b)
900,000	5.250	01/15/26	891,000

			6,236,383

Media - Non Cable(b) – 1.4%
LIN Television Corp.
800,000	6.375	01/15/21	830,000
Nielsen Finance LLC/Nielsen Finance Co.(a)
1,100,000	5.000	04/15/22	1,108,250
Outfront Media Capital LLC/Outfront Media Capital Corp.
1,090,000	5.875	03/15/25	1,103,625
VeriSign, Inc.
1,000,000	4.625	05/01/23	977,500

			4,019,375

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Metals & Mining(b) – 0.2%
Hecla Mining Co.
$400,000	6.875%	05/01/21	$ 242,000
New Gold, Inc.(a)
565,000	6.250	11/15/22	422,338
Oshkosh Corp.
41,000	5.375	03/01/25	40,590

			704,928

Packaging – 1.3%
Ball Corp.
100,000	4.000	11/15/23	96,000
775,000	5.250	07/01/25	796,312
Owens-Brockway Glass Container, Inc.(a)
500,000	5.875	08/15/23	490,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(b)
1,167,000	5.750	10/15/20	1,167,000
Sealed Air Corp.(a)(b)
1,000,000	5.125	12/01/24	1,007,500

			3,556,812

Pipelines(b) – 1.9%
Energy Transfer Equity LP
498,000	5.500	06/01/27	351,090
Genesis Energy LP/Genesis Energy Finance Corp.
283,000	6.750	08/01/22	226,400
161,000	6.000	05/15/23	122,360
500,000	5.625	06/15/24	365,000
MPLX LP(a)
500,000	4.875	12/01/24	387,500
500,000	4.875	06/01/25	387,500
ONEOK, Inc.
285,000	7.500	09/01/23	230,850
Regency Energy Partners LP/Regency Energy Finance Corp.
1,000,000	5.000	10/01/22	840,000
Rose Rock Midstream LP/Rose Rock Finance Corp.
800,000	5.625	07/15/22	424,000
Sabine Pass Liquefaction LLC
800,000	5.625	02/01/21	736,000
300,000	5.625	03/01/25	258,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
702,000	5.500	08/15/22	442,260
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
500,000	5.250	05/01/23	387,500

			5,158,460

Real Estate(b) – 0.4%
Communications Sales & Leasing, Inc./CSL Capital LLC(a)
150,000	6.000	04/15/23	142,875
RHP Hotel Properties LP/RHP Finance Corp.
940,000	5.000	04/15/23	932,950

			1,075,825

Retailers – 1.4%
CVS Health Corp.(a)(b)
600,000	4.750	12/01/22	649,868
Dollar Tree, Inc.(a)(b)
1,000,000	5.750	03/01/23	1,055,000
GameStop Corp.(a)(b)
600,000	5.500	10/01/19	588,593

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailers – (continued)
L Brands, Inc.
$680,000	5.625%		02/15/22	$ 729,300
795,000	6.875	(a)	11/01/35	821,831

				3,844,592

Technology - Hardware – 0.9%
CommScope, Inc.(a)(b)
390,000	5.500		06/15/24	374,888
NCR Corp.(b)
1,000,000	5.000		07/15/22	945,000
Sensata Technologies BV(a)
1,200,000	5.000		10/01/25	1,146,000

				2,465,888

Technology - Software/Services(b) – 0.9%
Audatex North America, Inc.(a)
500,000	6.125		11/01/23	503,750
Equinix, Inc.
100,000	5.375		04/01/23	103,000
800,000	5.750		01/01/25	824,000
MSCI, Inc.(a)
1,000,000	5.250		11/15/24	1,027,500

				2,458,250

Telecommunications - Cellular – 0.7%
SoftBank Group Corp.
600,000	4.500	(a)	04/15/20	594,000
400,000	6.000	(b)	07/30/25	405,000
T-Mobile USA, Inc.(b)
500,000	6.625		04/01/23	511,250
400,000	6.375		03/01/25	401,000

				1,911,250

Telecommunications - Satellites(b) – 0.1%
Intelsat Jackson Holdings SA
200,000	5.500		08/01/23	159,000

Transportation – 0.1%
Air Medical Merger Sub Corp.(a)(b)
240,000	6.375		05/15/23	212,400
Pelabuhan Indonesia II PT
200,000	4.250		05/05/25	177,500

				389,900

Utilities - Electric – 0.5%
Eskom Holdings SOC Ltd.
200,000	5.750		01/26/21	171,750
200,000	6.750		08/06/23	172,000
NRG Energy, Inc.(b)
840,000	6.250		05/01/24	672,000
Talen Energy Supply LLC(a)(b)
500,000	5.125		07/15/19	382,500

				1,398,250

Wireless Telecommunications – 1.8%
Altice Financing SA(a)(b)
600,000	6.500		01/15/22	597,750
Altice Luxembourg SA(a)(b)
350,000	7.750		05/15/22	323,750
Digicel Group Ltd.(a)(b)
600,000	8.250		09/30/20	479,100

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Digicel Ltd.(a)(b)
	$400,000	6.000%		04/15/21	$ 345,500
DigitalGlobe, Inc.(a)(b)
	1,200,000	5.250		02/01/21	1,050,000
Hughes Satellite Systems Corp.
	185,000	7.625		06/15/21	199,337
Inmarsat Finance PLC(a)(b)
	1,000,000	4.875		05/15/22	990,620
Sprint Corp.
	800,000	7.875		09/15/23	566,000
	500,000	7.625	(b)	02/15/25	340,000
Wind Acquisition Finance SA(a)(b)
	240,000	4.750		07/15/20	236,104

					5,128,161

Wirelines Telecommunications – 1.0%
Anixter, Inc.
	1,000,000	5.125		10/01/21	982,500
CenturyLink, Inc.
	483,000	5.625		04/01/20	474,904
	499,000	5.625	(b)	04/01/25	422,443
Level 3 Financing, Inc.(b)
	100,000	5.375		05/01/25	99,500
West Corp.(a)(b)
	800,000	5.375		07/15/22	678,000

					2,657,347

TOTAL CORPORATE OBLIGATIONS (Cost $88,635,485)					$ 82,722,173

Foreign Debt Obligations – 32.9%
Sovereign – 32.9%
Brazil Letras do Tesouro Nacional(e)
BRL	2,510,000	0.000%		01/01/17	$ 554,416
	5,900,000	0.000		01/01/19	969,868
Brazil Notas do Tesouro Nacional
	2,000,000	10.000		01/01/17	482,659
	11,000,000	10.000		01/01/18	2,545,335
	11,000,000	10.000		01/01/21	2,254,100
	4,090,000	10.000		01/01/25	749,523
	643,674	6.000		08/15/50	133,498
Dominican Republic
	$125,000	7.500		05/06/21	131,875
	375,000	5.875		04/18/24	362,344
	855,000	5.500		01/27/25	801,562
	545,000	6.875	(a)	01/29/26	552,630
	100,000	7.450		04/30/44	96,500
	695,000	6.850		01/27/45	627,237
Ecuador Government International Bond
	650,000	10.500		03/24/20	481,000
	150,000	7.950		06/20/24	103,875
Federal Republic of Brazil
	230,000	4.875		01/22/21	217,925
	120,000	2.625		01/05/23	94,500
	863,000	4.250		01/07/25	721,899
	210,000	8.250		01/20/34	211,575
	75,000	7.125		01/20/37	68,063
	245,000	5.000		01/27/45	170,275
Government of Jamaica
	65,000	8.000		06/24/19	69,469
	315,000	6.750		04/28/28	312,244
	200,000	7.875		07/28/45	192,000

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Hungary Government Bond
HUF	6,000,000	5.500%		02/12/16	$ 20,905
	$40,400,000	5.500		12/22/16	146,033
	50,130,000	2.500		06/22/18	177,646
	17,300,000	6.500		06/24/19	69,166
	84,000	6.375		03/29/21	95,130
HUF	84,520,000	7.000		06/24/22	367,611
	$202,000	5.375		02/21/23	220,937
	550,000	5.750		11/22/23	616,687
	567,000	5.375		03/25/24	624,409
HUF	104,500,000	3.000		06/26/24	360,587
	609,340,000	5.500		06/24/25	2,520,835
	$40,000	7.625		03/29/41	54,400
Indonesia Government Bond
IDR	9,790,000,000	7.875		04/15/19	701,756
	2,718,000,000	5.625		05/15/23	165,086
	42,859,000,000	8.375		03/15/24	3,110,226
	15,311,000,000	8.375		09/15/26	1,114,074
	12,101,000,000	9.000		03/15/29	891,145
	15,034,000,000	8.750		05/15/31	1,109,951
	217,000,000	8.375		03/15/34	15,143
Islamic Republic of Pakistan
	$125,000	6.875		06/01/17	127,812
	75,000	8.250	(a)	04/15/24	75,604
Jordan Government International Bond(a)
	100,000	6.125		01/29/26	101,125
Malaysia Government Bond
MYR	905,000	4.262		09/15/16	220,102
	365,000	4.012		09/15/17	89,623
	3,790,000	3.654		10/31/19	919,734
	9,074,000	4.181		07/15/24	2,217,084
	700,000	3.955		09/15/25	169,393
Perusahaan Penerbit SBSN
	$160,000	4.325		05/28/25	155,138
Philippine Government Bond
PHP	5,000,000	3.625		09/09/25	100,121
Poland Government Bond
PLN	1,375,000	4.750		10/25/16	345,211
	1,530,000	5.500		10/25/19	423,108
	350,000	1.500		04/25/20	83,565
	280,000	5.250		10/25/20	78,008
	3,030,000	5.750		09/23/22	883,111
	$89,000	3.000		03/17/23	87,665
PLN	3,260,000	4.000		10/25/23	864,169
	$350,000	4.000		01/22/24	366,187
PLN	9,233,000	3.250		07/25/25	2,316,250
	1,453,000	2.500		07/25/26	335,712
Republic of Angola
	$200,000	9.500		11/12/25	166,000
	150,000	9.500	(a)	11/12/25	124,500
Republic of Argentina
	747,441	7.000		04/17/17	751,517
	175,000	8.750	(f)	06/02/17	197,750
	77,431	8.750		05/07/24	80,981
	775,327	8.280	(f)	12/31/33	872,243
	801,000	2.500	(f)	12/31/38	488,610
Republic of Azerbaijan
	665,000	4.750		03/18/24	585,200
Republic of Belize(c)
	150,000	5.000		02/20/38	99,000
Republic of Chile
CLP	15,000,000	5.500		08/05/20	21,446
Republic of Colombia
COP	949,000,000	5.000		11/21/18	271,910
	$120,000	4.375		07/12/21	120,000
	110,000	4.000		02/26/24	103,290
COP	2,910,600,000	10.000		07/24/24	956,787
	$105,000	4.500		01/28/26	98,858

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
COP	1,290,800,000	7.500%	08/26/26	$ 353,736
	4,260,000,000	6.000	04/28/28	992,032
	$155,000	7.375	09/18/37	162,750
	310,000	5.625	02/26/44	272,025
	200,000	5.000	06/15/45	162,250
Republic of Costa Rica
	60,000	4.375	04/30/25	50,700
	50,000	7.000	04/04/44	42,000
	225,000	7.158	03/12/45	189,000
Republic of Croatia
	515,000	6.750	11/05/19	559,032
	135,000	6.750	11/05/19	146,542
	325,000	6.375	03/24/21	351,812
	925,000	5.500	04/04/23	964,081
	865,000	6.000	01/26/24	927,496
Republic of Egypt
	250,000	5.875	06/11/25	207,500
Republic of Georgia
	215,000	6.875	04/12/21	222,525
Republic of Ghana
	80,000	7.875	08/07/23	57,500
	855,000	10.750	10/14/30	802,631
Republic of Guatemala
	20,000	5.750	06/06/22	20,625
	30,000	4.875	02/13/28	28,238
Republic of Indonesia
	690,000	4.125	01/15/25	677,062
	200,000	4.750	01/08/26	203,500
	175,000	7.750	01/17/38	208,031
	180,000	5.125	01/15/45	168,975
	340,000	5.950	01/08/46	352,325
Republic of Ivory Coast(c)
	960,000	5.750	12/31/32	831,600
Republic of Kazakhstan
	200,000	4.875	10/14/44	165,000
	300,000	6.500	07/21/45	291,750
Republic of Namibia(a)
	55,000	5.250	10/29/25	51,013
Republic of Panama
	18,000	5.200	01/30/20	19,575
	350,000	4.000	09/22/24	348,250
	86,000	8.875	09/30/27	119,325
	368,000	6.700	01/26/36	439,760
Republic of Paraguay
	810,000	4.625	01/25/23	795,825
	265,000	6.100	08/11/44	255,394
Republic of Peru
PEN	1,150,000	5.700	08/12/24	296,475
	$100,000	4.125	08/25/27	98,850
PEN	660,000	6.950	08/12/31	172,566
	790,000	6.900	08/12/37	199,807
Republic of Philippines
	$40,000	4.200	01/21/24	44,200
	34,000	10.625	03/16/25	54,485
	80,000	5.500	03/30/26	97,200
	60,000	9.500	02/02/30	97,350
	75,000	6.375	10/23/34	102,000
Republic of Romania
RON	1,640,000	5.950	06/11/21	455,255
	800,000	5.850	04/26/23	222,268
	660,000	4.750	02/24/25	172,312
	$894,000	6.125	01/22/44	1,054,026
Republic of Serbia
	200,000	5.875	12/03/18	209,150
Republic of Slovenia
	220,000	5.850	05/10/23	251,285
	495,000	5.250	02/18/24	551,290

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of South Africa
ZAR	5,955,000	8.250%		09/15/17	$ 376,199
	26,530,486	6.750		03/31/21	1,525,834
	$135,000	4.665		01/17/24	131,119
ZAR	47,812,790	10.500		12/21/26	3,276,110
	7,916,667	8.000		01/31/30	439,957
	10,993,538	7.000		02/28/31	551,897
	950,000	8.250		03/31/32	52,964
	3,200,000	6.250		03/31/36	140,318
	10,480,000	6.500		02/28/41	457,563
	$35,000	6.250		03/08/41	35,831
	85,000	5.375		07/24/44	77,563
Republic of Sri Lanka
	125,000	6.125		06/03/25	109,375
	210,000	6.850	(a)	11/03/25	191,362
Republic of Turkey
TRY	1,940,000	0.000	(e)	12/14/16	600,622
	1,910,000	6.300		02/14/18	594,823
	6,000,000	8.500		07/10/19	1,904,613
	$100,000	7.500		11/07/19	112,850
TRY	966,350	9.400		07/08/20	313,926
	1,191,490	9.000		07/24/24	369,670
	$220,000	7.375		02/05/25	258,940
TRY	7,088,510	8.000		03/12/25	2,042,180
	$100,000	4.250		04/14/26	95,500
	110,000	4.875		04/16/43	97,763
Republic of Uruguay
	804,513	4.375		10/27/27	788,423
	245,279	5.100		06/18/50	211,553
Republic of Venezuela
	110,000	9.000		05/07/23	37,400
	485,000	8.250		10/13/24	162,475
	510,000	11.750		10/21/26	187,425
	74,000	11.950		08/05/31	27,380
	190,000	9.375		01/13/34	65,075
	375,000	7.000		03/31/38	120,938
Republic of Zambia
	225,000	5.375		09/20/22	148,500
	250,000	8.500		04/14/24	177,500
	200,000	8.970		07/30/27	140,000
Russian Federation Bond
RUB	23,130,000	6.900		08/03/16	302,524
	24,110,000	7.400		06/14/17	309,203
	25,065,000	7.500		02/27/19	310,225
	39,550,000	7.600		07/20/22	463,957
	18,260,000	7.000		01/25/23	205,508
	$200,000	4.875		09/16/23	203,500
RUB	39,323,000	8.150		02/03/27	459,731
	$279,650	7.500	(c)	03/31/30	335,580
	200,000	5.625		04/04/42	189,500
Socialist Republic of Vietnam
	120,000	6.750		01/29/20	131,250
	30,000	4.800		11/19/24	28,800
Thailand Government Bond
THB	26,330,000	3.875		06/13/19	792,218
	6,350,000	3.650		12/17/21	194,495
	6,000,000	3.625		06/16/23	184,152
	91,030,000	3.850		12/12/25	2,878,493
Ukraine Government Bond
	$200,000	7.750		09/01/19	189,500
	178,739	7.750	(a)	09/01/19	169,355
	195,000	7.750	(a)	09/01/20	182,812
	125,000	7.750	(a)	09/01/21	115,938
	125,000	7.750	(a)	09/01/22	115,000
	125,000	7.750	(a)	09/01/23	114,188

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	$75,000	7.750	%(a)	09/01/24	$ 68,250
	20,000	7.750	(a)	09/01/25	18,150
	125,000	7.750	(a)	09/01/26	113,063
	125,000	7.750	(a)	09/01/27	112,750
	1,122,000	0.000	(d)	05/31/40	431,970
United Mexican States
MXN	20,000,000	6.250		06/16/16	1,112,717
	$60,000	5.625		01/15/17	62,130
MXN	30,000,000	8.500		12/13/18	1,828,522
	$256,000	5.950		03/19/19	282,880
MXN	3,137,703	4.000		06/13/19	181,943
	18,902,000	5.000		12/11/19	1,043,172
	16,950,000	6.500		06/10/21	982,686
	$350,000	4.000		10/02/23	353,150
MXN	20,750,000	8.000		12/07/23	1,300,120
	32,543,000	10.000		12/05/24	2,303,381
	3,500,000	10.000		12/05/24	247,729
	$375,000	4.125		01/21/26	375,375
MXN	4,250,000	7.500		06/03/27	258,660
	3,500,000	8.500		05/31/29	229,040
	3,060,000	10.000		11/20/36	228,940
	$22,000	6.050		01/11/40	23,540
	422,000	4.750		03/08/44	380,855
	50,000	4.600		01/23/46	44,250

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $98,106,332)					$ 91,384,142

Structured Notes(a) – 0.3%
Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
	$4,400,000,000	8.750%		05/19/31	$ 324,850
	7,855,000,000	8.375		03/17/34	548,159

TOTAL STRUCTURED NOTES (Cost $853,104)					$ 873,009

Bank Loans(g) – 23.5%
Aerospace & Defense – 0.2%
BE Aerospace, Inc.
	$235,133	4.000%		12/16/21	$ 234,839
Transdigm, Inc.
	248,111	3.750		06/04/21	240,266

					475,105

Airlines – 1.3%
American Airlines, Inc.
	1,000,000	3.250		06/27/20	980,540
CEVA Group PLC
	54,585	6.500		03/19/21	44,669
Delta Air Lines, Inc.
	748,072	3.250		10/18/18	746,606
	500,000	4.750		07/30/21	469,845
US Airways Group, Inc.
	1,000,000	3.000		11/23/16	997,920
	247,475	3.500		05/23/19	244,846

					3,484,426

Automotive - Parts – 1.3%
Allison Transmission, Inc.
	248,101	3.500		08/23/19	246,945
Capital Automotive LP
	247,358	4.000		04/10/19	246,700

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Automotive - Parts – (continued)
Chrysler Group LLC
$1,739,261	3.250%	12/31/18	$ 1,725,486
Evergreen Skills Lux S.a.r.l.
613,811	5.750	04/28/21	447,505
Gates Global LLC
247,491	4.250	07/05/21	222,536
Jaguar Holding Company II
747,497	4.250	08/18/22	732,390

			3,621,562

Building Materials – 0.6%
American Builders & Contractors Supply Co., Inc.
395,674	3.500	04/16/20	390,827
Jeld-Wen, Inc.
997,500	4.750	07/01/22	982,538
Wilsonart LLC
311,214	4.000	10/31/19	303,175

			1,676,540

Chemicals – 0.4%
Ineos US Finance LLC
411,751	3.750	05/04/18	396,310
248,124	4.250	03/31/22	236,338
MacDermid, Inc.
595,489	5.500	06/07/20	552,953

			1,185,601

Consumer Cyclical Services – 0.6%
First Data Corp.
1,800,000	3.927	03/24/18	1,774,872

Consumer Products - Household & Leisure – 0.3%
Affinion Group, Inc.
440,809	6.750	04/30/18	397,279
B&G Foods, Inc.
152,000	3.750	11/02/22	151,620
Revlon Consumer Products Corp.
248,101	4.000	10/08/19	247,109

			796,008

Diversified Manufacturing – 0.1%
Rexnord LLC
248,096	4.000	08/21/20	236,141

Energy – 0.2%
CJ Holding Co.
496,250	6.500	03/23/20	236,959
Seadrill Partners Finco LLC
747,083	4.000	02/21/21	296,592
Templar Energy LLC
673,042	8.500	11/25/20	39,037

			572,588

Energy - Exploration & Production – 0.0%
Murray Energy Corp.
99,491	7.500	04/16/20	46,730

Entertainment – 0.5%
AMC Entertainment, Inc.
140,648	4.000	12/15/22	140,608
Sabre, Inc.
248,096	4.000	02/19/19	245,305
Zuffa LLC
992,332	3.750	02/25/20	966,532

			1,352,445

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Environmental – 0.1%
Tervita Corp.
$245,377	6.250%	05/15/18	$ 188,327

Finance Insurance – 0.3%
Hub International Ltd.
844,064	4.000	10/02/20	807,592

Financial Services – 0.4%
AlixPartners LLP
498,750	4.500	07/28/22	494,700
New Millennium Holdco, Inc.
166,069	7.500	12/21/20	149,463
Sophia LP
498,750	4.750	09/30/22	485,503

			1,129,666

Food & Drug Retailers – 0.1%
Rite Aid Corp.
250,000	5.750	08/21/20	250,000

Gaming – 0.6%
Boyd Gaming Corp.
217,874	4.000	08/14/20	215,735
MGM Resorts International
248,082	3.500	12/20/19	245,601
Mohegan Tribal Gaming Authority
484,687	5.500	06/15/18	469,109
Scientific Games International, Inc.
730,144	6.000	10/01/21	648,229

			1,578,674

Health Care - Medical Products – 0.6%
Carestream Health, Inc.
239,726	5.000	06/07/19	211,259
250,000	9.500	12/07/19	215,000
Kinetic Concepts, Inc.
248,101	4.000	11/04/16	245,930
994,294	4.500	05/04/18	960,120

			1,632,309

Health Care - Services – 1.4%
Air Medical Group Holdings, Inc.
804,706	4.250	04/28/22	762,459
Community Health Systems, Inc.
497,494	3.666	12/31/18	489,131
997,494	4.000	01/27/21	958,841
Iasis Healthcare LLC
248,082	4.500	05/03/18	244,981
Select Medical Corp.
500,000	5.000	06/01/18	492,500
U.S. Renal Care, Inc.
975,545	5.250	12/31/22	968,842

			3,916,754

Home Construction – 0.1%
The ServiceMaster Co.
248,116	4.250	07/01/21	245,572

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Media - Broadcasting & Radio – 1.0%
Cumulus Media Holdings, Inc.
$900,000	4.250%	12/23/20	$ 654,111
iHeart Communications, Inc.
1,500,000	7.178	01/30/19	991,365
250,000	7.928	07/30/19	164,910
Townsquare Media, Inc.
93,252	4.250	04/01/22	91,970
Tribune Media Co.
995,000	3.750	12/27/20	976,762

			2,879,118

Media - Cable – 2.0%
Cequel Communications LLC
994,720	4.250	12/14/22	975,243
Charter Communications Operating LLC
1,000,000	3.500	01/24/23	998,380
Communications Sales & Leasing, Inc.
995,000	5.000	10/24/22	931,320
Numericable U.S. LLC
496,240	4.500	05/21/20	476,764
UPC Financing Partnership
250,000	3.344	06/30/21	244,375
WideOpenWest Finance LLC
398,143	4.500	04/01/19	387,194
Ziggo N.V.
941,149	3.500	01/15/22	911,625
508,851	3.601	01/15/22	492,888

			5,417,789

Media - Non Cable – 0.7%
Advantage Sales & Marketing, Inc.
248,116	4.250	07/23/21	236,434
250,000	7.500	07/25/22	218,595
Cengage Learning Acquisitions, Inc.
750,000	7.000	03/31/20	729,848
Media General, Inc.
750,000	4.000	07/31/20	746,625

			1,931,502

Packaging – 0.8%
Ardagh Holdings USA, Inc.
1,095,415	4.000	12/17/19	1,084,122
Berry Plastics Holding Corp.
486,845	4.000	10/01/22	484,236
Klockner-Pentaplast of America, Inc.
705,679	5.000	04/28/20	703,329

			2,271,687

Pharmaceutical – 0.6%
Catalent Pharma Solutions, Inc.
248,111	4.250	05/20/21	246,699
DPx Holdings B.V.
248,111	4.250	03/11/21	237,256
PRA Holdings, Inc.
241,247	4.500	09/23/20	239,437
Valeant Pharmaceuticals International, Inc.
1,105,423	4.000	04/01/22	1,062,466

			1,785,858

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Property/Casualty Insurance – 0.3%
York Risk Services Holding Corp.
$992,462	4.750%	10/01/21	$ 931,059

Real Estate – 0.3%
Hudson’s Bay Co.
230,415	4.750	09/30/22	229,551
Realogy Corp.
496,203	3.750	03/05/20	492,233

			721,784

Restaurants – 0.5%
1011778 B.C. Unlimited Liability Co.
1,489,993	3.750	12/10/21	1,479,876

Retailers – 2.6%
Academy Ltd.
163,520	5.000	07/01/22	156,435
Albertson’s Holdings LLC
240,625	5.000	08/25/19	235,211
1,246,116	5.500	08/25/21	1,217,792
Albertsons LLC
248,125	5.500	03/21/19	245,505
BJ’s Wholesale Club, Inc.
248,315	4.500	09/26/19	235,279
Microsemi Corp.
1,500,000	5.250	01/15/23	1,489,875
Petco Animal Supplies, Inc.
750,000	5.750	01/26/23	734,137
PetSmart, Inc.
1,489,994	4.250	03/11/22	1,441,569
Rite Aid Corp.
500,000	4.875	06/21/21	498,250
Staples, Inc.
500,000	3.500	04/07/21	495,940
Supervalu, Inc.
496,396	4.500	03/21/19	476,317

			7,226,310

Services Cyclical - Business Services – 0.6%
ADS Waste Holdings, Inc.
500,000	3.750	10/09/19	482,250
Ceridian LLC
248,120	4.500	09/15/20	214,210
TransUnion LLC
997,462	3.500	04/09/21	962,191

			1,658,651

Special Purpose – 0.1%
KP Germany Erste GmbH
301,572	5.000	04/28/20	300,568

Technology - Hardware – 0.2%
CDW LLC
284,982	3.250	04/29/20	279,567
Zebra Technologies Corp.
236,628	4.750	10/27/21	236,543

			516,110

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Technology - Software/Services – 2.5%
Applied Systems, Inc.
$797,929	4.250%	01/25/21	$ 781,260
Avago Technologies Cayman Ltd.
1,850,000	0.375	05/06/21	1,819,068
Black Knight InfoServ LLC
75,954	3.750	05/27/22	75,480
BMC Software Finance, Inc.
1,095,926	5.000	09/10/20	874,198
Dell, Inc.
461,207	3.750	10/29/18	460,054
993,122	4.000	04/29/20	989,864
Emdeon, Inc.
248,087	3.750	11/02/18	244,676
Equinix, Inc.
35,000	4.000	01/08/23	35,000
Informatica Corp.
748,125	4.500	08/05/22	712,963
Lawson Software, Inc.
745,486	3.750	06/03/20	700,943
Magic NewCo. LLC
248,079	5.000	12/12/18	247,149

			6,940,655

Telecommunications - Internet & Data – 0.9%
Asurion LLC
487,451	5.000	05/24/19	457,902
725,000	8.500	03/03/21	610,037
Avaya, Inc.
253,526	5.121	10/26/17	198,559
346,890	6.250	05/29/20	231,736
Level 3 Financing, Inc.
1,000,000	4.000	01/15/20	997,500

			2,495,734

Telecommunications - Satellites – 0.2%
Intelsat Jackson Holdings SA
620,000	3.750	06/30/19	593,266

Transportation – 0.2%
CEVA Intercompany B.V.
56,555	6.500	03/19/21	46,281
Ceva Logistics Canada ULC
9,751	6.500	03/19/21	7,979
Ceva Logistics US Holdings, Inc.
78,007	6.500	03/19/21	63,836
Syncreon Group Holdings B.V.
686,030	5.250	10/28/20	529,532

			647,628

Utilities – 0.9%
Calpine Corp.
497,429	4.000	10/09/19	483,680
Energy Future Intermediate Holding Co. LLC
2,000,000	4.250	12/19/16	1,991,260
Penn Products Terminals LLC
89,325	4.750	04/13/22	81,956

			2,556,896

TOTAL BANK LOANS (Cost $68,893,851)			$ 65,325,403

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stock – 0.0%
Health Care Services – 0.0%
4,851	Millennium Health LLC	$ 56,999
(Cost $42,122)

Exchange Traded Funds – 1.0%
18,000	iShares iBoxx $ High Yield Corporate Bond ETF	1,427,040
40,000	SPDR Barclays High Yield Bond ETF	1,328,400

TOTAL EXCHANGE TRADED FUNDS (Cost $2,908,285)		$ 2,755,440

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $259,439,179)		$243,117,166

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 9.7%
Repurchase Agreements – 9.7%
Joint Repurchase Agreement Account II
$27,100,000	0.350%	02/01/16	$ 27,100,000
(Cost $27,100,000)

TOTAL INVESTMENTS – 97.2% (Cost $286,539,179)			$270,217,166

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%			7,775,757

NET ASSETS – 100.0%			$277,992,923

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $46,154,990, which represents approximately 16.6% of net assets as of January 31, 2016.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on January 31, 2016.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on January 31, 2016.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security is currently in default and/or non-income producing.

(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on January 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(h)	Joint repurchase agreement was entered into on January 29, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RUB	— Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ETF	— Exchange Traded Fund
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At January 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA (London)	BRL	9,846,065	USD	2,410,867	$2,460,357	02/02/16	$49,488
	BRL	4,701,240	USD	1,140,000	1,164,455	03/02/16	24,455
	CLP	722,427,926	USD	990,238	1,007,922	03/15/16	17,684
	COP	9,355,294,301	USD	2,816,378	2,836,227	03/15/16	19,848
	HUF	28,444,965	USD	98,370	98,915	03/16/16	544
	IDR	4,143,275,000	USD	295,000	300,455	03/15/16	5,455
	MXN	12,452,971	USD	671,664	684,430	03/15/16	12,765
	MYR	5,508,899	USD	1,256,019	1,329,801	03/15/16	73,782
	PLN	2,613,380	EUR	581,902	640,035	03/15/16	8,924
	PLN	10,061,542	USD	2,432,700	2,464,141	03/15/16	31,440
	RUB	95,681,745	USD	1,210,684	1,252,884	03/15/16	42,200
	THB	58,156,470	USD	1,597,705	1,625,521	03/15/16	27,816
	TRY	300,418	USD	96,687	100,376	03/15/16	3,690
	USD	2,525,897	BRL	9,846,065	2,460,356	02/02/16	65,542
	USD	4,365	EUR	4,000	4,337	03/03/16	28
	USD	45,000	RUB	3,435,186	44,981	03/15/16	19
	USD	950,157	TWD	31,830,272	949,803	03/15/16	354
	ZAR	15,003,344	USD	899,980	936,326	03/15/16	36,346

TOTAL							$420,380

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA (London)	EUR	581,902	USD	633,565	$631,111	03/15/16	$(2,454)
	IDR	19,883,066,966	USD	1,444,990	1,441,847	03/15/16	(3,144)
	PEN	1,686,295	USD	485,544	482,771	03/15/16	(2,773)
	RON	4,329,705	USD	1,034,804	1,029,912	03/15/16	(4,891)
	THB	4,643,600	USD	130,000	129,792	03/15/16	(208)
	USD	2,164,885	BRL	8,922,764	2,210,089	03/02/16	(45,204)
	USD	945,000	CLP	693,691,420	967,830	03/15/16	(22,830)
	USD	1,025,000	COP	3,392,447,409	1,028,481	03/15/16	(3,481)
	USD	1,969,666	EUR	1,819,247	1,973,092	03/15/16	(3,426)
	USD	637,775	HKD	4,969,427	638,710	03/15/16	(936)
	USD	1,694,493	IDR	24,026,341,966	1,742,302	03/15/16	(47,808)
	USD	1,417,485	IDR	19,883,066,966	1,418,890	05/26/16	(1,405)
	USD	1,094	INR	75,094	1,098	03/15/16	(4)
	USD	310,000	MXN	5,767,023	316,962	03/15/16	(6,962)
	USD	950,000	MYR	4,098,535	989,351	03/15/16	(39,351)
	USD	107,519	PHP	5,196,375	108,224	03/15/16	(705)
	USD	1,390,391	PLN	5,714,246	1,399,458	03/15/16	(9,069)
	USD	1,760,618	TRY	5,384,848	1,799,196	03/15/16	(38,577)
	USD	310,000	TWD	10,390,580	310,051	03/15/16	(51)
	USD	1,290,000	ZAR	21,003,186	1,310,762	03/15/16	(20,762)

TOTAL							$(254,041)

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At January 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	1	March 2016	$166,188	$1,623
5 Year U.S. Treasury Notes	(9)	March 2016	(1,086,047)	(5,643)
10 Year U.S. Treasury Notes	(7)	March 2016	(907,047)	(7,701)

TOTAL				$(11,721)

SWAP CONTRACTS — At January 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

HSBC Bank PLC	BRL	3,500		01/04/21	16.230%	1 month Brazilian Interbank Deposit Average	$7,435
		3,727	(a)	01/04/21	1 month Brazilian Interbank Deposit Average	12.604%	70,535

TOTAL							$77,970

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to January 31, 2016.

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

PLN 5,100	10/27/20	1.860%	6 month WIBOR	$756

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to January 31, 2016.

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at January 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
BNP Paribas SA	People’s Republic of China 1.000%, 06/20/21	825	(1.000)%	12/20/20	2.751%	$3,227	$4,911
	Russian Federation 1.000%, 12/20/20	5,000	(1.000)	12/20/20	2.751	236,095	24,839
Citibank NA	People’s Republic of China 1.000%, 06/20/21	600	(1.000)	12/20/20	2.751	6,563	(2,193)

TOTAL						$245,885	$27,557

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At January 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$287,637,264

Gross unrealized gain	1,096,093
Gross unrealized loss	(18,516,191)

Net unrealized security loss	$(17,420,098)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MULTI-MANAGER REAL ASSET STRATEGY FUND

Consolidated Schedule of Investments

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 91.2%
Australia – 4.7%
145,185	Dexus Property Group (Real Estate Investment Trusts)	$ 765,752
326,021	Goodman Group (Real Estate Investment Trusts)	1,427,555
218,392	Investa Office Fund (Real Estate Investment Trusts)	610,811
520,337	Mirvac Group (Real Estate Investment Trusts)	710,477
241,413	Stockland (Real Estate Investment Trusts)	708,324
351,622	Sydney Airport (Transportation Infrastructure)	1,655,750
632,705	Transurban Group (Transportation Infrastructure)	4,877,948
374,844	Vicinity Centres (Real Estate Investment Trusts)	780,378
270,039	Westfield Corp. (Real Estate Investment Trusts)	1,922,300

		13,459,295

Canada – 6.4%
29,190	Boardwalk Real Estate Investment Trust (Real Estate Investment Trusts)	917,644
19,110	Brookfield Canada Office Properties (Real Estate Investment Trusts)	356,446
34,148	Canadian Apartment Properties REIT (Real Estate Investment Trusts)	729,079
92,997	Chartwell Retirement Residences (Health Care Providers & Services)	846,393
142,568	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4,952,073
151,800	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	2,459,747
207,437	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	4,714,679
95,944	TransCanada Corp. (Oil, Gas & Consumable Fuels)	3,331,912

		18,307,973

France – 3.1%
7,983	Fonciere Des Regions (Real Estate Investment Trusts)	678,289
203,070	Groupe Eurotunnel SE (Transportation Infrastructure)	2,333,538
23,280	Klepierre (Real Estate Investment Trusts)	1,009,001
9,627	Unibail-Rodamco SE (Real Estate Investment Trusts)	2,426,597
34,009	Vinci SA (Construction & Engineering)	2,304,015

		8,751,440

Shares	Description	Value
Common Stocks – (continued)
Germany – 0.8%
38,367	alstria office REIT AG* (Real Estate Investment Trusts)	$ 479,066
30,178	TLG Immobilien AG (Real Estate Management & Development)	575,853
16,379	VIB Vermoegen AG (Real Estate Management & Development)	295,427
32,492	Vonovia SE (Real Estate Management & Development)	990,316

		2,340,662

Hong Kong – 3.1%
336,500	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	1,680,113
123,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	669,989
306,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,932,468
181,000	Link REIT (Real Estate Investment Trusts)	1,038,394
279,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	3,026,939
126,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	589,645

		8,937,548

Ireland – 0.6%
361,389	Green REIT PLC (Real Estate Investment Trusts)	586,807
529,613	Hibernia REIT PLC (Real Estate Investment Trusts)	742,407
372,904	Irish Residential Properties REIT PLC (Real Estate Investment Trusts)	446,474

		1,775,688

Italy – 3.3%
131,300	Atlantia SpA (Transportation Infrastructure)	3,440,372
1,070,800	Snam SpA (Gas Utilities)	6,008,111

		9,448,483

Japan – 4.5%
121	Activia Properties, Inc. (Real Estate Investment Trusts)	543,557
5,100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	648,393
12,400	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	350,091

GOLDMAN SACHS MULTI-MANAGER REAL ASSET STRATEGY FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
9	Daiwa House REIT Investment Corp. (Real Estate Investment Trusts)	$ 34,712
253	GLP J-REIT (Real Estate Investment Trusts)	246,380
125	Japan Real Estate Investment Corp. (Real Estate Investment Trusts)	663,999
188	Japan Retail Fund Investment Corp. (Real Estate Investment Trusts)	398,234
190	Kenedix Retail REIT Corp. (Real Estate Investment Trusts)	386,228
119,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,355,804
166,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	3,907,785
36,000	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	1,009,162
520,500	Tokyo Gas Co. Ltd. (Gas Utilities)	2,398,280

		12,942,625

Luxembourg*(a) – 0.2%
19,100	Ado Properties SA (Real Estate Management & Development)	533,518

Mexico – 0.2%
65,200	Promotora y Operadora de Infraestructura SAB de CV (Construction & Engineering)	644,891

Netherlands – 1.8%
11,960	Eurocommercial Properties NV (Real Estate Investment Trusts)	522,787
108,313	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	4,711,116

		5,233,903

Singapore – 1.1%
404,328	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	662,971
784,900	Cache Logistics Trust (Real Estate Investment Trusts)	480,628
165,700	Capitaland Ltd. (Real Estate Management & Development)	360,199
203,453	ENN Energy Holdings Ltd. (Gas Utilities)	917,378
854,100	Keppel REIT (Real Estate Investment Trusts)	537,769
278,200	Suntec Real Estate Investment Trust (Real Estate Investment Trusts)	310,729

		3,269,674

Shares	Description	Value
Common Stocks – (continued)
Spain – 1.8%
32,833	Axiare Patrimonio SOCIMI SA (Real Estate Investment Trusts)	$ 397,650
219,100	Ferrovial SA (Construction & Engineering)	4,801,101

		5,198,751

Sweden – 0.6%
22,389	Atrium Ljungberg AB (Real Estate Management & Development)	323,791
22,051	Fabege AB (Real Estate Management & Development)	341,868
26,519	Hufvudstaden AB Class A (Real Estate Management & Development)	365,433
47,721	Kungsleden AB (Real Estate Management & Development)	319,127
16,906	Pandox AB* (Hotels, Restaurants & Leisure)	263,394

		1,613,613

Switzerland – 1.0%
3,000	Flughafen Zuerich AG (Transportation Infrastructure)	2,211,963
7,341	PSP Swiss Property AG* (Real Estate Management & Development)	625,568

		2,837,531

United Kingdom – 9.8%
56,650	Big Yellow Group PLC (Real Estate Investment Trusts)	623,883
15,195	Derwent London PLC (Real Estate Investment Trusts)	704,753
291,620	Empiric Student Property PLC (Real Estate Investment Trusts)	468,798
81,111	Great Portland Estates PLC (Real Estate Investment Trusts)	889,583
115,275	Hammerson PLC (Real Estate Investment Trusts)	963,018
24,166	Kennedy Wilson Europe Real Estate PLC (Real Estate Investment Trusts)	385,422
121,696	Land Securities Group PLC (Real Estate Investment Trusts)	1,908,600
814,154	National Grid PLC (Multi-Utilities)	11,470,369
154,995	Segro PLC (Real Estate Investment Trusts)	972,677
133,300	Severn Trent PLC (Water Utilities)	4,183,091
54,710	Shaftesbury PLC (Real Estate Investment Trusts)	656,761

GOLDMAN SACHS MULTI-MANAGER REAL ASSET STRATEGY FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
148,564	The British Land Co. PLC (Real Estate Investment Trusts)	$ 1,573,798
187,869	Tritax Big Box REIT PLC*	320,340
219,500	United Utilities Group PLC (Water Utilities)	3,003,119

		28,124,212

United States – 48.2%
41,293	Acadia Realty Trust (Real Estate Investment Trusts)	1,408,091
76,100	American Tower Corp. (Real Estate Investment Trusts)	7,179,274
55,411	American Water Works Co., Inc. (Water Utilities)	3,596,728
41,712	Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)	1,633,025
20,534	AvalonBay Communities, Inc. (Real Estate Investment Trusts)	3,521,376
59,535	Avangrid, Inc.* (Electric Utilities)	2,289,121
30,005	Camden Property Trust (Real Estate Investment Trusts)	2,289,381
40,172	Chesapeake Lodging Trust (Real Estate Investment Trusts)	1,009,121
103,444	Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)	1,918,886
105,053	Crown Castle International Corp. (Real Estate Investment Trusts)	9,055,569
106,262	Duke Realty Corp. (Real Estate Investment Trusts)	2,139,054
68,525	Empire State Realty Trust, Inc. Class A (Real Estate Investment Trusts)	1,134,089
172,884	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	3,016,826
4,809	Equinix, Inc. (Real Estate Investment Trusts)	1,493,531
27,191	Equity LifeStyle Properties, Inc. (Real Estate Investment Trusts)	1,792,431
46,878	Equity One, Inc. (Real Estate Investment Trusts)	1,299,458
54,316	Equity Residential (Real Estate Investment Trusts)	4,187,220
114,183	Eversource Energy (Electric Utilities)	6,143,045
31,564	Extra Space Storage, Inc. (Real Estate Investment Trusts)	2,862,539
11,820	Federal Realty Investment Trust (Real Estate Investment Trusts)	1,782,811
64,324	First Industrial Realty Trust, Inc. (Real Estate Investment Trusts)	1,324,431

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
113,526	First Potomac Realty Trust (Real Estate Investment Trusts)	$ 1,111,419
70,821	General Growth Properties, Inc. (Real Estate Investment Trusts)	1,985,821
33,592	Healthcare Realty Trust, Inc. (Real Estate Investment Trusts)	975,512
76,750	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,366,917
62,444	Hudson Pacific Properties, Inc. (Real Estate Investment Trusts)	1,586,702
74,915	ITC Holdings Corp. (Electric Utilities)	2,989,108
22,065	Kilroy Realty Corp. (Real Estate Investment Trusts)	1,232,771
491,537	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	8,085,784
6,224	La Quinta Holdings, Inc.* (Hotels, Restaurants & Leisure)	70,580
72,623	Monogram Residential Trust, Inc. (Real Estate Investment Trusts)	633,273
52,136	National Retail Properties, Inc. (Real Estate Investment Trusts)	2,238,720
166,349	New York REIT, Inc. (Real Estate Investment Trusts)	1,710,068
160,732	NiSource, Inc. (Multi-Utilities)	3,376,979
62,600	NorthWestern Corp. (Multi-Utilities)	3,495,584
62,986	Parkway Properties, Inc. (Real Estate Investment Trusts)	848,421
19,404	Pattern Energy Group, Inc. (Independent Power Producers & Energy Traders)	367,706
33,709	Pennsylvania Real Estate Investment Trust (Real Estate Investment Trusts)	660,022
117,122	PG&E Corp. (Multi-Utilities)	6,431,169
71,953	Physicians Realty Trust (Real Estate Investment Trusts)	1,228,238
10,076	Public Storage (Real Estate Investment Trusts)	2,554,871
133,268	Retail Properties of America, Inc. Class A (Real Estate Investment Trusts)	2,066,987
14,986	SBA Communications Corp. Class A* (Diversified Telecommunication Services)	1,487,810
96,037	Sempra Energy (Multi-Utilities)	9,099,506
33,427	Simon Property Group, Inc. (Real Estate Investment Trusts)	6,226,782
16,365	SL Green Realty Corp. (Real Estate Investment Trusts)	1,581,023
19,103	Sovran Self Storage, Inc. (Real Estate Investment Trusts)	2,152,526

GOLDMAN SACHS MULTI-MANAGER REAL ASSET STRATEGY FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
24,566	STORE Capital Corp. (Real Estate Investment Trusts)	$ 608,991
137,051	Sunstone Hotel Investors, Inc. (Real Estate Investment Trusts)	1,628,166
18,085	Taubman Centers, Inc. (Real Estate Investment Trusts)	1,284,758
52,495	Tier REIT, Inc. (Real Estate Investment Trusts)	806,848
607	Weingarten Realty Investors (Real Estate Investment Trusts)	21,178
79,792	Welltower, Inc. (Real Estate Investment Trusts)	4,964,658
52,678	Westar Energy, Inc. (Electric Utilities)	2,294,654

		138,249,559

TOTAL COMMON STOCKS (Cost $266,087,737)		$261,669,366

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 5.4%
Joint Repurchase Agreement Account II
$15,500,000	0.350%	02/01/16	$ 15,500,000
(Cost $15,500,000)

TOTAL INVESTMENTS – 96.6%
(Cost $281,587,737)			$277,169,366

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%			9,785,672

NET ASSETS – 100.0%			$286,955,038

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $533,518, which represents approximately 0.1% of net assets as of January 31, 2016.

(b)	Joint repurchase agreement was entered into on January 29, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Investment Abbreviations:
LLC	— Limited Liability Company
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS MULTI-MANAGER REAL ASSET STRATEGY FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At January 31, 2016, the Fund had the following futures contracts:
Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Copper	18	March 2016	$2,054,700	$(220,149)
Copper	(18)	March 2016	(2,054,700)	42,002
Copper	10	May 2016	1,140,250	(78,476)
Copper	(10)	May 2016	(1,140,250)	(52,339)
Lead	9	March 2016	387,225	16,332
Lead	(9)	March 2016	(387,225)	(7,799)
Lead	10	May 2016	429,750	8,136
Lead	(10)	May 2016	(429,750)	(18,114)
Lead	4	July 2016	172,000	1,333
Lead	(4)	July 2016	(172,000)	(10,836)
Nickel	6	March 2016	309,780	(37,684)
Nickel	(6)	March 2016	(309,780)	4,778
Nickel	3	May 2016	155,304	(11,328)
Nickel	(3)	May 2016	(155,304)	(6,776)
Primary Aluminum	8	July 2016	305,200	4,516
Primary Aluminum	42	March 2016	1,591,538	(17,026)
Primary Aluminum	(42)	March 2016	(1,591,538)	(24,499)
Primary Aluminum	30	May 2016	1,141,500	5,827
Primary Aluminum	(30)	May 2016	(1,141,500)	(43,954)
Primary Aluminum	(8)	July 2016	(305,200)	(13,721)
Zinc	(11)	March 2016	(446,050)	(20,192)
Zinc	11	March 2016	446,050	475
Zinc	(5)	May 2016	(203,156)	(19,138)
Zinc	5	May 2016	203,156	(6,513)

TOTAL				$(505,145)

TAX INFORMATION — At January 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$283,057,028

Gross unrealized gain	7,683,833
Gross unrealized loss	(13,571,495)

Net unrealized security loss	$(5,887,662)

Additional information regarding the fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders.

This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Basis of Consolidation for Goldman Sachs Multi-Manager Real Asset Strategy Fund — The Goldman Sachs Cayman Commodity-MMRA, Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on June 30, 2015 and is currently a wholly-owned subsidiary of the Multi-Manager Real Asset Strategy Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 30, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of January 31, 2016, the Fund’s net assets were $286,955,038, of which, $562,912, or 0.2%, represented the Subsidiary’s net assets.

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting for such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Underlying Funds — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of defaults and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Board of Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of January 31, 2016:

MULTI-MANAGER GLOBAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$53,235	$3,346,082	$—
Asia	25,663,245	89,476,580	—
Australia and Oceania	211,453	9,213,983	—
Europe	36,031,618	151,070,959	—
North America	224,202,669	2,437,921	—
South America	3,367,231	1,757,050	—
Preferred Stocks(a)			—
Europe	—	3,079,381	—
North America	—	22,006	—
South America	—	446,716	—
Rights		16
Exchange Traded Fund	426,870	—	—
Short-term Investments	—	35,200,000	—
Total	$289,956,321	$296,050,694	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,294,552	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(504,341)	$—

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$82,722,173	$—
Foreign Debt Obligations	—	91,384,142	—
Structured Notes	—	873,009	—
Bank Loans	—	65,325,403	—
Common Stock and/or Other Equity Investments
North America	—	56,999	—
Exchange Traded Funds	2,755,440	—	—
Short-term Investments	—	27,100,000	—
Total	$2,755,440	$267,461,726	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME FUND (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$420,380	$—
Futures Contracts	1,623	—	—
Interest Rate Swap Contracts	—	78,726	—
Credit Default Swap Contracts	—	29,750	—
Total	$1,623	$528,856	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(254,041)	$—
Futures Contracts	(13,344)	—	—
Credit Default Swap Contracts	—	(2,193)	—
Total	$(13,344)	$(256,234)	$—

MULTI-MANAGER REAL ASSET STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Australia and Oceania	$—	$13,459,295	$—
North America	157,202,423	—	—
Europe	3,674,343	62,183,458	—
Asia	—	25,149,847	—
Short-term Investments	—	15,500,000	—
Total	$160,876,766	$116,292,600	$—

Derivative Type
Assets(b)
Futures Contracts	$83,399	$—	$—
Liabilities(b)
Futures Contracts	$(588,546)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilized fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At January 31, 2016, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of February 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity	$35,200,000	$35,200,343	$35,978,393
Multi-Manager Non-Core Fixed Income	27,100,000	27,100,264	27,699,274
Multi-Manager Real Asset Strategy	15,500,000	15,500,151	15,842,758

REPURCHASE AGREEMENTS — At January 31, 2016, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Asset Strategy
BNP Paribas Securities Co.	0.370%	$9,342,377	$7,192,569	$4,113,831
Citigroup Global Markets, Inc.	0.350	7,439,300	5,727,416	3,275,828
Merrill Lynch & Co., Inc.	0.350	9,594,967	7,387,034	4,225,056
Merrill Lynch & Co., Inc.	0.330	8,823,356	6,792,981	3,885,285
TOTAL		$35,200,000	$27,100,000	$15,500,000

At January 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 7.000%	06/01/19 to 10/01/45
Federal National Mortgage Association	2.500 to 7.500	04/01/26 to 11/01/44
Government National Mortgage Association	3.000 to 6.000	02/15/29 to 08/15/45
U.S. Treasury Note	2.250	11/15/25

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Funds investing a significant percentage of their assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager Non-Core Fixed Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Tax Risk — The Multi-Manager Real Assets Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust II

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date March 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date March 30, 2016

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date March 30, 2016

*	Print the name and title of each signing officer under his or her signature.